SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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____________________________________________________________________________________
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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 23, 2007

The Annual Meeting of the Stockholders of Northern Technologies International Corporation, a Delaware corporation, will be held at Northern Technologies International Corporation Headquarters, 4201 Woodland Road, Circle Pines, Minnesota 55014, beginning at 4:00 p.m., local time, on Tuesday, January 23, 2007, for the following purposes:

1.	To elect eight persons to serve as our directors until the next annual meeting of the stockholders or until their respective successors shall be elected and qualified.

2.	To consider a proposal to approve the Northern Technologies International Corporation 2007 Stock Incentive Plan.

3.	To consider a proposal to approve the Northern Technologies International Corporation Employee Stock Purchase Plan.

4.	To approve the appointment of Virchow Krause & Company LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2007.

5.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only stockholders of record at the close of business on November 29, 2006 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. A stockholder list will be available at our corporate offices beginning January 15, 2006 during normal business hours for examination by any stockholder registered on NTIC’s stock ledger as of the record date, November 29, 2006, for any purpose germane to the annual meeting.

It is important that your shares be represented and voted at the meeting. Please mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided.

By Order of the Board of Directors, __________________________ Matthew Wolsfeld
Corporate Secretary
December 11, 2006
Circle Pines, Minnesota

Important: The prompt return of your proxy card will save the company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

Summary of the ESPP	32
Federal Income Tax Consequences	34
Board of Directors Recommendation	35

PROPOSAL FOUR — RATIFICATION OF SELECTION OF	36

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
Selection of Independent Registered Public Accounting Firm	36
Dismissal of Prior Independent Registered Public Accounting Firm	36
Audit, Audit-Related, Tax and Other Fees	36
Audit Committee Pre-Approval Policies and Procedures	37
Board of Directors Recommendation	37

OTHER MATTERS	38
Section 16(a) Beneficial Ownership Reporting Compliance	38
Stockholder Proposals for 2008 Annual Meeting	38
Director Nominations	38
Other Business	39
Copies of 2006 Annual Report	39

APPENDICES

Audit Committee Charter	A-1

ii

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
4201 Woodland Road, Circle Pines, Minnesota 55014

________________________

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

January 23, 2007
________________________

The Board of Directors of Northern Technologies International Corporation is soliciting your proxy for use at the 2007 Annual Meeting of Stockholders on Tuesday, January 23, 2007. The Notice of Annual Meeting, this proxy statement and the enclosed form of proxy are being mailed to our stockholders beginning on or about December 11, 2006.

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time, Place and Purposes of Meeting

The Annual Meeting of the Stockholders of Northern Technologies International Corporation (sometimes referred to as “NTIC” in this proxy statement) will be held on Tuesday, January 23, 2007, at 4:00 p.m., local time, at the principal executive offices of Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014, for the purposes set forth in the Notice of Annual Meeting.

Who Can Vote

Stockholders of record at the close of business on November 29, 2006 will be entitled to notice of and to vote at the meeting or any adjournment of the meeting. As of that date, there were 3,655,520 shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Stockholders are not entitled to cumulate voting rights.

How You Can Vote

Your vote is important. If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

If you return your signed proxy card before the Annual Meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted on.

For the election of directors, you may vote:

  FOR the eight nominees for director,

  WITHHOLD your vote from the eight nominees for director or

  WITHHOLD your vote from one or more of the eight nominees for director.

For each of the other proposals, you may vote:

  FOR the proposal,

  AGAINST the proposal or

  ABSTAIN from voting on the proposal.

If you send in your proxy card, but do not specify how you want to vote your shares, the proxies will vote your shares FOR all eight of the nominees for director and FOR all of the other proposals set forth in the Notice of Annual Meeting.

How Does the Board Recommend that You Vote

The Board of Directors unanimously recommends that you vote FOR all eight of the nominees for director and FOR the approval of all of the other proposals set forth in the Notice of Annual Meeting.

How You Can Change Your Vote or Revoke Your Proxy

Any stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:

  giving written notice of your revocation to our Corporate Secretary,

  filing a duly executed proxy bearing a later date with our Corporate Secretary, or appearing at the Annual Meeting and filing written notice of revocation with our Corporate Secretary prior to use of the proxy.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock (1,827,761 shares) as of the record date will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of our common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a “broker non-vote” on a matter. A “broker non-vote” is a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker has no discretionary authority to vote on behalf of such customer on such matter.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of the eight nominees for director requires the affirmative vote of a plurality of the shares of common stock present in person or by proxy and entitled to vote and the approval of each of the other proposals requires the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters that include the election of directors (Proposal One) and the ratification of the selection of our independent registered public accounting firm (Proposal Four). If you do not direct your broker how to vote on the proposal to approve the Northern Technologies International Corporation 2007 Stock Incentive Plan (Proposal Two) or the proposal to approve the Northern Technologies International Corporation Employee Stock Purchase Plan (Proposal Three), which are not considered routine matters, your broker may not exercise discretion and may not vote your shares. This is called a “broker non-vote.” “Broker non-votes” are not considered to be entitled to vote on Proposal Two and Proposal Three, and will therefore not be counted in determining the votes cast on that matter, although broker non-votes are considered in determining whether a quorum is present. Abstentions and withheld votes will be counted, and will have the effect of a negative vote.

Proxy Solicitation Costs

The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding this material to the beneficial owners of our common stock will be borne by NTIC. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, e-mail, facsimile, telegraph or personal conversation. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our common stock.

Procedures at the Annual Meeting

The presiding officer at the Annual Meeting will determine how business at the meeting will be conducted. Only matters brought before the Annual Meeting in accordance with our bylaws will be considered.

Only a natural person present at the Annual Meeting who is either one of our stockholders, or is acting on behalf of one of our stockholders, may make a motion or second a motion. A person acting on behalf of a stockholder must present a written statement executed by the stockholder or the duly authorized representative of the stockholder on whose behalf the person purports to act.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement or NTIC’s Annual Report to Stockholders may have been sent to multiple stockholders in each household. NTIC will promptly deliver a separate copy of either document to any stockholder upon written or oral request to NTIC’s Stockholder Information Department, Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014, telephone: (763) 225-6637. Any stockholder who wants to receive separate copies of this proxy statement or NTIC’s Annual Report to Stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact NTIC at the above address and phone number.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
____________________

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of November 29, 2006 for (1) each person known by us to beneficially own more than 5% of the outstanding shares of our common stock, (2) each of our directors and nominees for director, (3) each of the executive officers named in the Summary Compensation Table on page 15 under the heading “Executive Compensation and Other Benefits” and (4) all of our directors and executive officers as a group. Shares are deemed to be “beneficially owned” by a person if such person, directly or indirectly, has sole or shared power to vote or to direct the voting of such shares or sole or shared power to dispose or direct the disposition of such shares. Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information provided by these owners, has sole dispositive and voting power with respect to its shares, subject to community property laws where applicable. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

	Shares Subject to Options	Total Number of Shares	Percent of
	Immediately Exercisable or	of Common Stock	Total Voting
Name	Exercisable Within 60 Days	Beneficially Owned	Power
Inter Alia Holding Company(1)	0	911,668	24.9%
Kern Capital Management, LLC(2)	0	534,600	14.6%
Pierre Chenu	4,001	4,001	*
Jean-Guy Coulombe	778	778	*
Dr. Vera Kallmeyer	778	778	*
Dr. Donald A. Kubik	0	118,563	3.2%
Dr. Sunggyu Lee	2,001	2,001	*
G. Patrick Lynch(3)	0	919,922	25.2%
Mark M. Mayers	1,667	1,667	*
Dr. Ramani Narayan	1,667	1,667	*
Mark J. Stone(4)	4,001	19,334	*
Matthew C. Wolsfeld	10,000	19,444	*
Barry Rosenbaum	0	0	*
Directors and executive officers as a
group (10 persons)(5)	24,893	1,088,155	29.6%
____________________
* less than 1%.

(1)	Inter Alia Holding Company is an entity of which G. Patrick Lynch, our President and Chief Executive Officer, and Philip M. Lynch, our former Chairman of the Board and Chief Executive Officer and current Chairman Emeritus, are stockholders. Philip M. Lynch and G. Patrick Lynch share voting and dispositive power over such shares. Inter Alia Holding Company’s address is 16210 Parkland Drive, Shaker Heights, Ohio 44120.

(2)	On February 14, 2006, Kern Capital Management, LLC reported in an amended Schedule 13G filed with the Securities and Exchange Commission that as of December 31, 2005, Kern Capital Management, LLC beneficially owned 534,600 shares of our common stock. Robert E. Kern Jr. and David G. Kern are principals and controlling members of Kern Capital Management, LLC. The principal business address of Kern Capital Management, LLC, Robert E. Kern Jr. and David G. Kern is 114 West 47th Street, Suite 1926, New York, NY 10036.

(3)	Includes 911,688 shares held by Inter Alia Holding Company. See footnote (1) above.

(4)	Includes 10,000 shares held jointly with Mr. Stone’s spouse.

(5)	The amount beneficially owned by all current directors and executive officers as a group includes 911,668 shares held of record by Inter Alia Holding Company. See footnote (1) above.

PROPOSAL ONE — ELECTION OF DIRECTORS
____________________

Number of Directors

Our bylaws provide that the Board of Directors will consist of at least one member or such other number as may be determined by the Board of Directors from time to time or by the stockholders at an annual meeting. The Board of Directors has fixed the number of directors at eight.

Nominees for Director

The Board of Directors has nominated the following eight individuals to serve as our directors until the next annual meeting of our stockholders or until their successors are elected and qualified. All of the nominees named below are current members of the Board of Directors.

  Pierre Chenu
  Dr. Donald A. Kubik
  Dr. Sunggyu Lee
  G. Patrick Lynch
  Mark M. Mayers
  Dr. Ramani Narayan
  Barry Rosenbaum
  Mark J. Stone

Proxies can only be voted for the number of persons named as nominees in this proxy statement, which is eight.

Jean-Guy Coulombe and Vera Kallmeyer, both current members of the Board of Directors, are not standing for re-election at the Annual Meeting. The Board of Directors thanks Mr. Coulombe and Dr. Kallmeyer for their service as members of the Board of Directors of NTIC.

Board Recommendation

The Board of Directors recommends a vote FOR the election of all of the nominees named above.

If prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board of Directors. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Information About Current Directors and Board Nominees

The following table sets forth the name, age and principal occupation of each current director and nominee for director, as of November 17, 2006, as well as how long each individual has served as a director of NTIC.

			Director
Name	Age	Principal Occupation	Since
Pierre Chenu(1)	68	Chairman of the Board of NTIC	2003
Jean-Guy Coulombe(2)	46	President of Metso Minerals Company	2005
Dr. Vera Kallmeyer(1)(2)	47	Managing Partner of Equity4Health LLC	2005
Dr. Donald A. Kubik	66	Vice Chairman and Chief Technology Officer of NTIC	1995
Dr. Sunggyu Lee	54	Professor of Chemical & Biological Engineering,	2004
		University of Missouri-Rolla
G. Patrick Lynch	39	President and Chief Executive Officer of NTIC	2004
Mark M. Mayers(2)(3)	74	Co-Chairman, Harbor Group NY, Inc.	2004
Dr. Ramani Narayan	57	Professor of Chemical & Biochemical Engineering in the	2004
		Department of Chemical Engineering & Materials Science
		at Michigan State University
Dr. Barry Rosenbaum	64	Senior Fellow, The University of Akron Research Foundation	—
Mark J. Stone(1)(3)	47	President of Petrus International, Inc.	2001
_________________________
(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Additional Information About Board Nominees

Pierre Chenu has been a director of NTIC since 2003 and Chairman of the Board since July 2005. Mr. Chenu is currently retired. Prior to his retirement, Mr. Chenu served as Vice President, Worldwide Operations, Flat Glass Activities within the Asahi-Glaverbel Glass Group, a position he had served for five years. Prior to that, Mr. Chenu was a member of the Executive Committee of Glaverbel S.A., with various operating responsibilities in France, Spain, Italy, Russia, Germany, China and the United States. Before joining Glaverbel, Mr. Chenu worked for U.S. Steel in steel production in Pittsburgh, Pennsylvania and for Corning Inc. where he held various staff, line and executive positions in the United States, France and the United Kingdom. Mr. Chenu holds a Master’s Degree in Engineering, with a specialty in metallurgy, from the University of Liege (Belgium) and a M.B.A. from Harvard University. Mr. Chenu is a citizen of Belgium.

Dr. Vera Kallmeyer, M.D., Ph.D. has been a director of NTIC since July 2005. Dr. Kallmeyer is Managing Partner of Equity4Health LLC, a financial investment management and consulting company since 2002. She is also a Consulting Professor at the Stanford School of Medicine, Department of Neurosurgery, where she teaches classes on entrepreneurship and innovation. From 1998 to 2002, she was Managing Partner of Veritas Venture Partners LLC, which pooled interests with Earlybird Venture Capital, a financial investment management and consulting firm in 1999. From 1994 to 1998, she was VP of Corporate Development and Chief Financial Officer of Aviron, a biopharmaceutical company, which listed on Nasdaq in 1996 and which was subsequently acquired by Medimmune, Inc (MEDI). Prior to that, Dr. Kallmeyer worked in investment banking with Wasserstein Perella & Co., Inc. and Flemings. She holds MD and PhD degrees from Friedrich Alexander University in Erlangen, Germany and an MBA degree along with a Certificate in Public Management from the Stanford Graduate School of Business.

Jean-Guy Joseph Coulombe has been a director of NTIC since July 2005. Mr. Coulombe currently serves as President of Metso Minerals Company, a global supplier of equipment, service and process solutions for aggregate production and mining. Mr. Coulombe previously served in an engineering capacity at Outokumpu Technology, a designer, developer and supplier of tailored plants, processes and equipment for minerals and metals processing, from 2002 to 2004. From 1989 to 2002, Mr. Coulombe was in the equipment manufacturing division of Sandvik Mining & Construction Company, a producer of equipment for rock excavation operations in mining and civil engineering. Mr. Coulombe is a citizen of Canada.

Dr. Donald A. Kubik, Ph.D. has been employed by NTIC since 1978, was appointed Vice Chairman of the Board in September 1999 and Chief Technology Officer in May 2000. Dr. Kubik served as Vice President of NTIC from 1979 to September 1999 and as Co-Chief Executive Officer of NTIC from September 1999 to May 2000. Dr. Kubik is responsible for developing the patent that led to NTIC’s introduction of protective plastic film and paper products incorporating volatile corrosion inhibitors. Prior to joining NTIC, Dr. Kubik held a research and development position with Minnesota Mining & Manufacturing (3M).

Dr. Sunggyu Lee, Ph.D. was elected a director of NTIC in January 2004. Dr. Lee is Professor of Chemical and Biological Engineering, University of Missouri-Rolla, Rolla, Missouri. Previously, he held positions of Robert Iredell Professor and Head of Chemical Engineering Department at the University of Akron, Akron, Ohio for 1988-1996 and C.W. LaPierre Professor and Chairman of Chemical Engineering at University of Missouri-Columbia for 1997-2005. He has authored six books and over 400 archival publications and received 22 U.S. patents in a variety of chemical and polymer processes and products. He is currently serving as Editor of Encyclopedia of Chemical Processing, Taylor & Francis, New York, NY. Throughout his career, he has served as consultant and technical advisor to a number of national and international companies. He received his Ph.D. from Case Western Reserve University, Cleveland, Ohio in 1980.

Mr. G. Patrick Lynch, an employee of NTIC since 1995, has been President since July 2005 and Chief Executive Officer since January 2006 and was appointed a director of NTIC in February 2004. Mr. Lynch served as President of North American Operations of NTIC from May 2004 to July 2005. Prior to May 2004, Mr. Lynch held various positions with NTIC, including Vice President of Strategic Planning, Corporate Secretary and Project Manager. Mr. Lynch is also an officer and director of Inter Alia Holding Company, a financial and management consulting firm that is a significant stockholder of NTIC. Prior to joining NTIC, Mr. Lynch held positions in sales management for Fuji Electric Co., Ltd. in Tokyo, Japan, and programming project management for BMW AG in Munich, Germany. Mr. Lynch received an M.B.A. degree from the University of Michigan Business School in Ann Arbor, Michigan. Mr. Lynch is the son of Philip M. Lynch, a former Chairman of the Board and current Chairman Emeritus.

Mark M. Mayers has been a director of NTIC since November 2004. Mr. Mayers has been a co-chairman of the Harbor Group NY, Inc. since 1996. Harbor is a small boutique investment firm which primarily creates financial products which it markets or licenses to principally insurance companies to market. His primary expertise is with energy related matters, technology and finance. Prior to 1996, Mr. Mayers served as the Chief Executive Officer of Columbia Energy Storage Company, Inc. for seven years. In addition from 1970 to 1986, Mr. Mayers served in various capacities as a technical, energy, and financial advisor to the Reynolds Metals Company. Mr. Mayers holds a BA from the University of Maryland.

Dr. Ramani Narayan, Ph.D. has been a director of NTIC since November 2004. He is Professor of Chemical & Biochemical Engineering in the Department of Chemical Engineering & Materials Science at Michigan State University, E. Lansing, MI where he has 105 refereed publications in leading journals to his credit, 18 patents, edited three books and one expert dossier in the area of bio-based polymeric materials. His research encompasses design & engineering of sustainable, biobased products, biodegradable plastics and polymers, reactive extrusion polymerization and processing, studies in polymer biodegradation and composting. He is on the Board of Directors of ASTM International and the Biodegradable Products Institute (BPI), North America. He serves on the Technical Advisory board of Tate & Lyle. He has won the Governors University Award for commercialization excellence; Michigan State University Distinguished Faculty Award, 2006, 2005 Withrow Distinguished Scholar award, Fulbright Distinguished Lectureship Chair in Science & Technology Management & Commercialization (University of Lisbon; Portugal); First recipient of the William N. Findley Award, The James Hammer Memorial Lifetime Achievement Award, and Research and Commercialization Award sponsored by ICI Americas, Inc. & the National Corn Growers Association.

Dr. Barry Rosenbaum is currently working with The University of Akron Research Foundation, in a pro bono position as Senior Fellow focused on promoting Wealth Creation, Angel Investment, and Regional Innovation in NorthEast, Ohio. Dr. Rosenbaum retired from OMNOVA Solutions in 2005, where he served as Technology Director from 2000 until his retirement in 2005. Prior to 2000, Dr. Rosenbaum served as Technology Director of GenCorp, from 1997, the parent company of OMNOVA. Dr. Rosenbaum retired from Advanced Elastomer Systems in 1997, an affiliate of Exxon Mobil Chemical Company, producing Santoprene Thermoplastic Elastomers, where he was Vice President of Technology. In 1991, he helped to found Advanced Elastomer Systems as a joint venture between Exxon Chemical and Monsanto. Dr. Rosenbaum worked with Exxon Chemical Polymers Division for about 25 years and was active in ACS Rubber Division and the IISRP. Dr. Rosenbaum spent six years in Europe with Exxon Chemical and was responsible for the European VISTALON EPDM Business from 1986 to 1990. Dr. Rosenbaum was Technology Manager of Exxon Chemical’s EPDM Rubber Business and Exxon Chemical’s Butyl and Halobutyl Rubber Business and was responsible for developing Exxon’s bromobutyl technology for tire innerliners. He also initiated Exxon’s new Exxpro Butyl Polymers Technology Platform Development. Dr. Rosenbaum has extensive industrial manufacturing experience, working as a Senior Process Engineer in Exxon’s Elastomer Plants in France and Baton Rouge, LA. In Baytown, Texas, he was Operations Head of Exxon’s Butyl Rubber Plant. Dr. Rosenbaum holds a PhD in Chemical Engineering from Northwestern University and a BSChE from The Cooper Union.

Mark J. Stone has been a director of NTIC since 2001. Mr. Stone has been President of Petrus International, Inc., an international consulting firm, since 1992. Mr. Stone has advised a variety of Japanese and other multi-national corporations in areas including project finance and international investment strategy. Mr. Stone was a director of Aqua Design, Inc., an international water desalination company, from 1988 to 1996. Mr. Stone was Director, Marketing & Business Development of Toray Marketing & Sales (America) Inc. from 1986 to 1992. From 1980 to 1986, Mr. Stone was employed by Mitsui & Co. (U.S.A.), Inc. where he founded and was Treasurer of Hydro Management Resources, a Mitsui subsidiary, which finances, owns, and operates water treatment projects. Mr. Stone holds an A.B. from Harvard University.

Director Independence

The Board of Directors has affirmatively determined that five of NTIC’s current nine directors are “independent directors” as defined by the listing standards of the American Stock Exchange: Messrs. Chenu, Coulombe, Mayers and Stone and Dr. Kallmeyer. The Board of Directors has also affirmatively determined that four of NTIC’s eight nominees for directors are “independent directors” as defined by the listing standards of the American Stock Exchange: Messrs. Chenu, Mayers, Rosenbaum and Stone. Under these standards, an independent director is a person other than an officer or employee of NTIC or any parent or subsidiary of NTIC. In addition, no director qualifies as independent unless the

Board of Directors affirmatively determines that the director does not have a material relationship with NTIC that would interfere with the exercise of independent judgment. The American Stock Exchange’s listing standards provide a non-exclusive list of persons who are not considered independent. For example, a director who is, or during the past three years was, employed by NTIC or by any parent or subsidiary of NTIC, other than prior employment as an interim Chairman or Chief Executive Officer, would not be considered independent. In making an affirmative determination that five of NTIC’s current nine directors are “independent directors,” and that four of NTIC’s eight nominees for director are “independent directors,” the Board of Directors reviewed and discussed information provided by the directors and nominees and by NTIC with regard to each director’s and nominee’s business and personal activities as they may relate to NTIC and NTIC’s management.

Board of Directors and Committees of the Board

The Board of Directors met four times during the fiscal year ended August 31, 2006. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all Board committees on which he or she served.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board of Directors may from time to time establish other committees to facilitate the management of our company and may change the composition and responsibilities of our existing committees.

Audit Committee. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities for oversight, for quality and integrity of the accounting, auditing, reporting practices, systems of internal accounting and financial controls, the annual independent audit of our financial statements, and the legal compliance and ethics programs of NTIC as established by management. The Audit Committee’s primary responsibilities include:

  Overseeing NTIC’s financial reporting process on behalf of the Board of Directors and reporting the results of their activities to the Board of Directors;

  Having sole authority to appoint, retain and oversee the work of NTIC’s independent registered public accounting firm and establish the compensation to be paid to the independent auditors;

  Reviewing and pre-approving all audit services and permissible non-audit services to be provided to NTIC by our independent registered public accounting firm;

  Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by NTIC’s employees of concerns regarding questionable accounting or auditing matters; and

  Overseeing the establishment and administration (including the grant of any waiver from) a written code of ethics applicable to NTIC’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached to this proxy statement as Appendix A and can be found at our website www.ntic.com. A printed copy of such charter is also available to any stockholder upon request to our Corporate Secretary at Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014 or by telephone at (763) 225-6637.

The current members of the Audit Committee are Messrs. Chenu and Stone and Dr. Kallmeyer. Mr. Stone is the current chair of the Audit Committee. Each member of the Audit Committee qualifies as “independent” for purposes of membership on audit committees pursuant to the listing standards of the American Stock Exchange and the rules and regulations of the Securities and Exchange Commission and is “financially literate” as required by American Stock Exchange’s listing standards. In addition, the Board has determined that Mr. Stone and Dr. Kallmeyer satisfy the “financial sophistication” requirement of the listing standards of the American Stock Exchange and meet the definition of “audit committee financial expert” within the meaning of Item 401(e) of Regulation S-B under the Securities Exchange Act of 1934, as amended, as a result of their extensive financial backgrounds and various financial positions they have held throughout their careers. Stockholders should understand that these designations related to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board of Directors.

The Audit Committee met five times during fiscal 2006, three times outside the presence of management and one time face to face with Virchow Krause & Company LLP, NTIC’s independent registered public accounting firm.

Compensation Committee. The Compensation Committee is empowered with the responsibilities of the Board of Directors relating to compensation of NTIC’s executive officers and administers NTIC’s stock incentive plans. In so doing, the Compensation Committee, among other things:

  recommends to the Board of Directors for its determination the annual salaries, incentive compensation, long term compensation and any and all other compensation applicable to NTIC’s Chief Executive Officer and other executive officers;

  establishes, and from time to time reviews and revises, corporate goals and objectives with respect to compensation for NTIC’s Chief Executive Officer and other executive officers and establishes and leads a process for the full Board to evaluate the performance of NTIC’s Chief Executive Officer and other executive officers in light of those goals and objectives;

  administers NTIC’s equity compensation plans applicable to any employee of NTIC and determines specific grants of options or other awards for all executive officers and general grant levels for other employees, under NTIC’s equity compensation plans; and

  administers NTIC’s incentive compensation plans applicable to NTIC’s executive officers, including the annual establishment of (i) eligible employees, (ii) performance goals, and (iii) target incentive compensation levels.

The Compensation Committee operates under a written charter adopted by the Board of Directors, which and can be found at our website www.ntic.com. A printed copy of such charter is also available to any stockholder upon request to our Corporate Secretary at Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014 or by telephone at (763) 225-6637.

The current members of the Compensation Committee are Messrs. Coulombe and Mayers. Mr. Chenu served as a member of the Compensation Committee until July 2006. Mr. Coulombe is the current chair of the Compensation Committee. The Board of Directors has determined that each of Messrs. Coulombe and Mayers is considered an “independent director” within the meaning of the listing standards of the American Stock Exchange. If Mr. Rosenbaum is elected a director, he will serve as a member of and as chair of the Compensation Committee along with Mr. Mayers.

The Compensation Committee met twice during fiscal 2006 and took action by written consent once.

Nominating and Corporate Governance Committee. The primary responsibilities of the Nominating and Corporate Governance Committee include making recommendations for board nominees, reviewing board practices, approving executive officers succession plans and reviewing outside directors’ compensation.

The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which and can be found at our website www.ntic.com. A printed copy of such charter is also available to any stockholder upon request to our Corporate Secretary at Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014 or by telephone at (763) 225-6637.

The current members of the Nominating and Corporate Governance Committee are Messrs. Mayers and Stone. Mr. Stone is the current chair of the Nominating and Corporate Governance Committee. The Board of Directors has determined that each of Messrs. Mayers and Stone is considered an “independent director” within the meaning of the listing standards of the American Stock Exchange.

The Nominating and Corporate Governance Committee met twice during fiscal 2006.

Corporate Governance

Corporate Governance Guidelines. The Board of Directors has adopted Corporate Governance Standards. A copy of these Corporate Governance Standards can be found on our corporate website at www.ntic.com. A printed copy of such Corporate Governance Standards is also available to any stockholder upon request to our Corporate Secretary at Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014 or by telephone at (763) 225-6637. Among the topics addressed in our Corporate Governance Standards are:

  Board size, composition and qualifications;
  Selection of directors;
  Board leadership;
  Board committees;
  Board and committee meetings;
  Executive sessions of outside directors;
  Meeting attendance by directors and non-directors;
  Appropriate information and access;
  Ability to retain advisors;
  Conflicts of interest;
  Board interaction with corporate constituencies;
  Change of principal occupation and board memberships;
  Retirement and term limits;
  Board compensation;
  Stock ownership by directors and executive officers;
  Loans to directors and executive officers;
  CEO evaluation;

  Board evaluation;
  Director continuing education; and
  Succession planning.

Director Nominations Process. In selecting nominees for the Board of Directors, the Nominating and Corporate Governance Committee first determines whether the incumbent directors whose terms expire at the meeting are qualified to serve, and wish to continue to serve, on the Board. The Nominating and Corporate Governance Committee believes that NTIC and its stockholders benefit from the continued service of qualified incumbent directors because those directors have familiarity with and insight into NTIC’s affairs that they have accumulated during their tenure with the company. Appropriate continuity of Board membership also contributes to the Board’s ability to work as a collective body. Accordingly, it is the practice of the Nominating and Corporate Governance Committee, in general, to re-nominate an incumbent director whose term expires at the upcoming annual meeting of stockholders if the director wishes to continue his or her service with the Board, the director continues to satisfy the Nominating and Corporate Governance Committee’s criteria for membership on the Board, the Nominating and Corporate Governance Committee believes the director continues to make important contributions to the Board, and there are no special, countervailing considerations against re-nomination of the director.

In identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee will solicit recommendations for nominees from persons whom the Nominating and Corporate Governance Committee believes are likely to be familiar with qualified candidates having the qualifications, skills and characteristics required for Board nominees from time to time. Such persons may include members of the Board and senior management of NTIC. In addition, the Nominating and Corporate Governance Committee may engage a search firm to assist it in identifying qualified candidates. The Nominating and Corporate Governance Committee will review and evaluate each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, any qualifications or criteria for Board membership established by the Nominating and Corporate Governance Committee, the existing composition of the Board, and other factors that it deems relevant. In conducting its review and evaluation, the Nominating and Corporate Governance Committee may solicit the views of NTIC’s management, other Board members, and any other individuals it believes may have insight into a candidate. The Nominating and Corporate Governance Committee may designate one or more of its members and/or other Board members to interview any proposed candidate.

The Nominating and Corporate Governance Committee will consider recommendations for the nomination of directors submitted by NTIC stockholders. For more information, see the information set forth under the heading “Other Matters Director Nominations.” The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended as stated above.

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Nominating and Corporate Governance Committee to recommend the candidate to the Board. The Nominating and Corporate Governance Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of NTIC and the Board. However, in evaluating candidates, there are a number of criteria that the Nominating and Corporate Governance Committee generally views as relevant and is likely to consider. Some of these factors include whether the candidate is an “independent director” under the rules and regulations of the American Stock Exchange and meets any other applicable independence tests under the federal securities laws and rules and regulations of the Securities and Exchange Commission; whether the candidate is

“financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee under the rules and regulations of the American Stock Exchange; whether the candidate is an “audit committee financial expert” under the federal securities laws and the rules and regulations of the Securities and Exchange Commission; the needs of NTIC with respect to the particular talents and experience of its directors; the personal and professional integrity and reputation of the candidate; the candidate’s level of education and business experience; the candidate’s broad-based business acumen; the candidate’s level of understanding of NTIC’s business and its industry; the candidate’s ability and willingness to devote adequate time to work of the Board and its committees; the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to the needs of NTIC; whether the candidate possesses strategic thinking and a willingness to share ideas; the candidate’s diversity of experiences, expertise and background; and the candidate’s ability to represent the interests of all stockholders and not a particular interest group.

Code of Ethics. The Board of Directors has adopted a Code of Ethics, which applies to all of NTIC’s directors, executive officers, including NTIC’s Chief Executive Officer and Chief Financial Officer, and other employees, and meets the requirements of the Securities and Exchange Commission and the American Stock Exchange. A copy of NTIC’s Code of Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the year ended August 31, 2006.

Policy Regarding Director Attendance at Annual Meetings of Stockholders. It is the policy of the Board of Directors that directors standing for reelection should attend our annual meeting of stockholders, if their schedules permit. A Board of Directors meeting is generally held on the same day as the Annual Meeting of Stockholders. Last year, all directors attended the annual meeting of stockholders.

Complaint Procedures. The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by NTIC regarding accounting, internal accounting controls, or auditing matters, and the submission by employees of NTIC, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters. NTIC personnel with such concerns are encouraged to discuss their concerns with our outside legal counsel, who in turn will be responsible for informing the Audit Committee.

Process Regarding Stockholder Communications with Board of Directors. Stockholders may communicate with our Board of Directors by sending correspondence, addressed to our Corporate Secretary, Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014, with an instruction to forward the communication to a particular director. Our Corporate Secretary will receive the correspondence and forward it to any individual director or directors to whom the communication is directed.

Audit Committee Report

This report is furnished by the Audit Committee of the Board of Directors with respect to our financial statements for the fiscal year ended August 31, 2006.

One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm, Virchow Krause & Company LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended August 31, 2006 with our management. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with Virchow Krause & Company LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees (Codification of Statements on Auditing Standards, AU 380), as in effect for our fiscal year ended August 31, 2006. The Audit Committee has received the written disclosures and the letter from Virchow Krause & Company LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as in effect for our fiscal year ended August 31, 2006. The Audit Committee has discussed with Virchow Krause & Company LLP its independence and concluded that the independent registered public accounting firm is independent from our company and our management.

Based on the review and discussions of the Audit Committee described above, in reliance on the unqualified opinion of Virchow Krause & Company LLP regarding our audited financial statements, and subject to the limitations on the role and responsibilities of the Audit Committee discussed above and in the Audit Committee’s charter (a copy of which is attached as Appendix A), the Audit Committee recommended to the Board of Directors that our audited financial statements for the fiscal year ended August 31, 2006 be included in our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2006 for filing with the Securities and Exchange Commission.

This report is dated as of November 29, 2006.

Audit Committee
Mark J. Stone, Chair
Pierre Chenu
Dr. Vera Kallmeyer

The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of that act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

Director Compensation

Annual Retainer; Meeting Fees. Each person who was a non-employee director for all of fiscal 2006 and the Chairman of the Board received an annual retainer of $10,000 in fiscal 2006 for services rendered as a director of NTIC. The annual retainer is paid quarterly. Each person who was a non-employee director for a portion of fiscal 2006 received a prorated portion of such annual retainer. Each of our non-employee directors also received $1,000 for each Board meeting attended and $500 for each Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meeting attended. Any director that is an employee of NTIC does not receive any retainer or Board or Committee meeting fees.

Stock Options. Pursuant to our 2000 Stock Incentive Plan, each of our non-employee directors is automatically granted a five-year non-qualified option to purchase 2,000 shares of our common stock on the first day of each fiscal year in respect to their past year’s services as a non-employee director.

Non-employee directors who are elected or appointed to the Board following the first day of our fiscal year receive an automatic grant of an option to purchase a pro rata portion of 2,000 shares of common stock calculated by dividing the number of months remaining in the fiscal year at the time of election or appointment divided by 12, which options are automatically granted at the time of their election or appointment. Each automatically granted option becomes exercisable, on a cumulative basis, with respect to 33 1/3% of the shares covered by such option on each anniversary of the date of its grant. The exercise price of such option is equal to the fair market value of a share of our common stock on the date of grant.

On September 1, 2005, each of the following directors received an automatic option grant to purchase 2,000 shares of our common stock at an exercise price of $5.70 per share: Messrs. Chenu, Coulombe, Mayers and Stone, Drs. Lee and Narayan and Ms. Kallmeyer.

If Proposal Two — Approval of 2007 Stock Incentive Plan is approved by our stockholders, the automatic option grants to our non-employee directors will cease. It is expected, however, that the Board of Directors will approve a policy pursuant to which our non-employee directors will receive an annual option grant to purchase 2,000 shares of our common stock on the first day of each fiscal year and that non-employee directors who are elected or appointed to the Board following the first day of our fiscal year will receive a grant of an option to purchase a pro rata portion of 2,000 shares of common stock calculated by dividing the number of months remaining in the fiscal year at the time of the election or appointment. Such options will become exercisable, on a cumulative basis, with respect to 33 1/3% of the shares covered by such option on each anniversary of the date of its grant. The exercise price of such option will be equal to the fair market value of a share of our common stock on the date of grant.

Reimbursement of Expenses. All of our directors are reimbursed for travel expenses for attending meetings and other miscellaneous expenses incurred in performing their Board functions.

Consulting Fees. We paid consulting fees to Dr. Ramani Narayan in the aggregate amount of $100,000 during the fiscal year ended August 31, 2006. The consulting services rendered by Dr. Narayan related to research and development associated with various new technologies.

We paid consulting fees to Dr. Sunggyu Lee in the aggregate amount of $100,000 during the fiscal year ended August 31, 2006. The consulting services rendered by Dr. Lee related to research and development associated with various new technologies.

EXECUTIVE COMPENSATION AND OTHER BENEFITS
____________________

Summary of Cash and Other Compensation

The following table provides summary information concerning the cash and non-cash compensation earned during the fiscal years indicated below by our President and Chief Executive Officer and our most highly compensated executive officers whose cash and non-cash salary and bonus exceeded $100,000 in the fiscal year ended August 31, 2006. We refer to these individuals in this proxy statement as our “named executive officers.”

Summary Compensation Table

				Long-Term
	Annual Compensation			Compensation
				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary $	Bonus ($)(1)	Options (#)	Compensation($)(2)
G. Patrick Lynch	2006	$180,000	$105,000	0	$6,388
President and Chief Executive Officer	2005	150,000	0	8,000	3,836
	2004	120,000	90,000	0	4,812

Dr. Donald A. Kubik	2006	160,000	80,000	0	3,661
Vice Chairman and Chief Technology	2005	120,000	0	8,000	5,021
Officer	2004	120,000	120,000	0	3,675

Matthew C. Wolsfeld	2006	135,000	80,000	0	4,704
Chief Financial Officer and Corporate	2005	120,000	0	8,000	3,069
Secretary	2004	90,000	67,500	0	3,763
____________________
(1)	Annually, prior to the November meeting of our Board of Directors, the Compensation Committee recommends bonuses to be paid to our executive officers in cash and/or NTIC stock. The Board of Directors then considers and, if it deems appropriate, approves the cash or stock bonuses. The annual bonuses are then paid in the subsequent fiscal year based on the services performed during the prior fiscal year. Bonus amounts reflected in the above table for a particular fiscal year were earned during such fiscal year but were paid during the subsequent fiscal year. The bonuses for 2006 were paid one-half in cash and one-half in shares of NTIC common stock. The bonuses for the prior years were paid entirely in cash. The following officers received the following number of shares of NTIC common stock for their bonuses in 2006: Mr. Lynch (6,554 shares); Dr. Kubik (4,994 shares); and Mr. Wolsfeld (4,994 shares). The number of shares was determined by dividing one-half of the amount of the bonus by the closing sales price of a share of NTIC common stock, as reported on the American Stock Exchange, on the date the Board of Directors determined the amount of the bonus.

(2)	Unless otherwise indicated, consists of employer contributions to our 401(k) plan on behalf of the named executive officers. In the case of Mr. Lynch, does not include any commissions payable to Inter Alia Holding Company, an entity of which Mr. Lynch and is a stockholder. See “Related Party Transactions” below.

Option Grants in Last Fiscal Year

The following table summarizes option grants during the fiscal year ended August 31, 2006 to each of our named executive officers.

	Individual Grants(1)
	Number of	Percent of Total
	Securities	Options Granted	Exercise or
	Underlying	to Employees	Base Price	Expiration
Name	Options Granted (#)	in Fiscal Year	($/Share) (2)	Date
G. Patrick Lynch	8,000	16.7%	$5.38	11/4/2010
Dr. Donald A. Kubik	8,000	16.7%	5.38	11/4/2010
Matthew C. Wolsfeld	8,000	16.7%	5.38	11/4/2010
____________________
(1)	All options were granted under our 2000 Stock Incentive Plan and are subject to the terms of that plan. Each option granted becomes exercisable, on a cumulative basis, with respect to 33 1/3% of the shares of common stock underlying such option on each anniversary of the date of its grant. Each option will automatically accelerate and become immediately exercisable with respect to all of the shares of common stock underlying the option upon a change of control of NTIC.

(2)	The per share exercise price of the option granted is equal to the fair market value of a share of our common stock on the date of grant, which is determined based on the closing sales price per share of our common stock as reported by the American Stock Exchange on that date

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

The following table summarizes options exercised during the fiscal year ended August 31, 2006 by our named executive officers and the number and value of options held by each of these individuals as of August 31, 2006.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options at August 31, 2006		at August 31, 2006(2)
	Acquired on	Value
Name	Exercise(#)(1)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
G. Patrick Lynch	0	0	0	8,000	$0	$28,080
Dr. Donald A. Kubik	0	0	0	8,000	0	28,080
Matthew C. Wolsfeld	0	0	10,000	8,000	35,100	28,080
____________________
(1)	Our equity compensation plans generally provide that the exercise price of options must be paid entirely in cash (including check, bank draft, or money order); provided, however, that the Compensation Committee, in its sole discretion, and upon terms and conditions established by the Compensation Committee, may allow such payments to be made, in whole or in part, on a cashless basis.

(2)	Value is based on the difference between the fair market value of one share of our common stock as of August 31, 2006 ($8.07), and the exercise price of the options ranging from $4.56 to $5.38 per share. An option is in-the-money if the fair market value of the shares of common stock underlying the option exceeds the option exercise price.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes outstanding options under our equity compensation plans as of August 31, 2006. Our only equity compensation plans as of August 31, 2006 were the Northern Technologies International Corporation 2000 Stock Incentive Plan and the Northern Technologies International Corporation 1994 Stock Incentive Plan. No future options or other incentive awards will be granted under the Northern Technologies International Corporation 1994 Stock Incentive Plan.

Except as otherwise stated below, options granted in the future under the Northern Technologies International Corporation 2000 Stock Incentive Plan are within the discretion of the Board of Directors and the Compensation Committee of the Board of Directors and therefore cannot be ascertained at this time.

We are submitting to our stockholders at the Annual Meeting a proposal to approve a new stock incentive plan pursuant to which we could issue up to 400,000 shares of our common stock and an employee stock purchase plan pursuant to which we could issue up to 100,000 shares of our common stock to employees. See “Proposal Two – Approval of 2007 Stock Incentive Plan” and “Proposal Three – Approval of Employee Stock Purchase Plan.”

	(a)	(b)	(c)
			Number of Securities
			Remaining Available for
	Number of Securities to	Weighted-Average	Future Issuance Under
	be Issued Upon Exercise	Exercise Price of	Equity Compensation Plans
	of Outstanding Options,	Outstanding Options,	(excluding securities
Plan Category	Warrants and Rights	Warrants and Rights	reflected in column (a))

Equity compensation plans
approved by security holders:	105,334	$5.27	57,665
Equity compensation plans not
approved by security holders	0	-	0

Total	105,334	$5.27	57,665

Change in Control Arrangements

Under our 1994 Stock Incentive Plan and 2000 Stock Incentive Plan, options granted under these plans will become fully exercisable upon a “change in control” of our company. For purposes of these two plans, a “change in control” means:

  the sale, lease, exchange or other transfer of all or substantially all of our assets to a corporation that is not controlled by us;

  the approval by our stockholders of any plan or proposal for our liquidation or dissolution;

  certain merger or business combination transactions;

  more than 40% of our outstanding voting shares are acquired by any person or group of persons who did not own any shares of common stock on the effective date of the plan; and

  certain changes in the composition of our Board of Directors.

RELATED PARTY TRANSACTIONS
____________________

Effective as of May 1, 2006, we entered into a consulting agreement with Emeritushnic Facilities Company, Inc. (referred to as “EFC”), an entity owned by our former Chairman of the Board and Chief Executive Officer and current Chairman Emeritus, Philip M. Lynch, and certain of his family members, excluding G. Patrick Lynch, our current President and Chief Executive Officer, pursuant to which EFC performs certain consulting services to us, including maintaining communications and relations between us and our joint venture partners. In consideration for such services, we have agreed to pay EFC a monthly fee of $25,000 and to reimburse EFC up to a maximum of $180,000 per year for documented, out-of-pocket expenses reasonably incurred by EFC in the course of conducting business on our behalf. We also agreed to cover EFC under our liability insurance to the extent applicable and possible and to provide to EFC at our expense: (a) an office with e-mail, phone, fax machine, and copier access, and (b) an administrative support person. Any additional use of our resources, including but not limited to, people, financial resources, outside consultants and outside technical service people, is subject to prior approval of our Chief Financial Officer. The consulting agreement may be terminated by either party for any reason upon at least 90 days prior written notice to the other party and may be terminated upon the occurrence of other certain events, as set forth in the consulting agreement. The consulting agreement also contains other standard terms, including provisions regarding confidentiality, non-competition and non-solicitation.

Effective as of May 1, 2006, we entered into a termination agreement with Inter Alia Holding Co. pursuant to which we agreed to mutually terminate that certain Manufacturer’s Representative Agreement dated as of October 1, 1976 and as subsequently amended thereafter. Inter Alia beneficially owns approximately 25.4% of our outstanding common stock and is owned by, among others, our former Chairman of the Board and Chief Executive Officer and current Chairman Emeritus, Philip M. Lynch, and our current President and Chief Executive Officer, G. Patrick Lynch. During the fiscal year ended August 31, 2006, we paid to Inter Alia $65,000 on the net proceeds of sales of our products and reimbursed Inter Alia $320,000 for travel and related expenses. In addition, we paid health insurance premiums of $6,623 during the fiscal year ended August 31, 2006 related to policies that insured Mr. Philip M. Lynch.

Please see “Proposal One – Election of Directors – Director Compensation” and “Executive Compensation and Other Benefits” for information regarding consulting arrangements we have with two of our directors and the other compensation arrangements with our directors and executive officers.

PROPOSAL TWO — APPROVAL OF 2007 STOCK INCENTIVE PLAN
____________________

Background

The Board of Directors, upon recommendation of the Compensation Committee and subject to approval by our stockholders, adopted the Northern Technologies International Corporation 2007 Stock Incentive Plan. We refer to the Northern Technologies International Corporation 2007 Stock Incentive Plan as the “2007 plan” in this proxy statement. If approved by our stockholders, the 2007 plan will replace the Northern Technologies International Corporation 2000 Stock Incentive Plan, which will be terminated with respect to future grants upon the effectiveness of the 2007 plan.

The 2007 plan allows us to award eligible recipients:

  options to purchase shares of our common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“incentive options”);

  options to purchase shares of our common stock that do not qualify as incentive options (“non-statutory options”);

  rights to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares (“stock appreciation rights”);

  shares of our common stock that are subject to certain forfeiture and transferability restrictions (“restricted stock awards”);

  rights to receive the fair market value of one or more shares of our common stock, payable in cash, shares of our common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives (“stock unit awards”);

  rights to receive an amount of cash, a number of shares of our common stock, or a combination of both, contingent upon achievement of specified objectives during a specified period (“performance awards”); and

  rights to receive an award of shares of our common stock (“stock bonuses”).

In the following discussion, we refer to both incentive options and non-statutory options as “options,” and to options, stock appreciation rights, restricted stock awards, stock unit awards, performance awards and stock bonuses as “incentive awards.”

Summary of the 2007 Plan

The major features of the 2007 plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2007 plan, a copy of which may be obtained from us. A copy of the 2007 plan has also been filed electronically with the Securities and Exchange Commission as an appendix to this proxy statement, and is available through the SEC’s website at http://www.sec.gov.

Purpose. The purpose of the 2007 plan is to advance the interests of our company and its stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation in our company, and to reward those individuals who contribute to the achievement of our economic objectives.

Eligibility. All employees (including officers and directors who are also employees), non-employee directors, consultants, advisors and independent contractors of Northern Technologies International Corporation or any subsidiary and any joint venture partners (including officers, directors and partners of such partners), will be eligible to receive incentive awards under the 2007 plan. As of November 29, 2006, there were approximately 50 persons who would be eligible to receive awards under the 2007 plan. Although not necessarily indicative of future grants under the 2007 plan, 13 employees or 30% of the approximately 50 eligible recipients have been granted stock options under our 2000 stock incentive plan.

Shares Available for Issuance. The maximum number of shares of our common stock reserved for issuance under the 2007 plan is 400,000. The number of shares available for issuance under the 2007 plan is subject to increase to the extent that we issue shares or incentive awards under the 2007 plan in connection with certain merger and acquisition transactions, or assume any plan in a merger or acquisition transaction. However, any available shares in an assumed plan may only be utilized to the extent permitted under the rules and regulations of the American Stock Exchange.

Shares of our common stock that are issued under the 2007 plan or that are potentially issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. All shares so subtracted from the amount available under the 2007 plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of our common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of our common stock will automatically again become available for issuance under the 2007 plan. However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, will not again become available for issuance under the 2007 plan.

Grant Limits. Under the terms of the 2007 plan:

  no participant may be granted options or stock appreciation rights relating to more than 100,000 shares of our common stock in the aggregate during any calendar year;

  no participant may be granted restricted stock awards, stock unit awards, performance awards or stock bonuses relating to more than 100,000 shares of our common stock in the aggregate during any calendar year; and

  no more than 400,000 shares of our common stock may be issued pursuant to the exercise of incentive options; and

  no more than 300,000 shares of our common stock may be issued or issuable in connection with restricted stock grants, stock unit awards, performance awards and stock bonuses;

provided, however, that the individual award limits set forth above will be 150,000 shares and 150,000 shares, respectively, as to a participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by us or who receives a promotion that results in an increase in responsibilities or duties. All of the share limitations in the

2007 plan may be adjusted to reflect changes in our corporate structure or shares, as described below. In addition, the limits on individual equity awards and on the number of shares that may be issued as incentive options or other incentive awards will not apply to certain incentive awards granted upon our assumption or substitution of like awards in any merger or acquisition.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in our corporate structure or shares, we must adjust:

  the number and kind of securities available for issuance under the 2007 plan; and

  in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration. The 2007 plan will be administered by our Board of Directors or by a committee of the Board. Any such committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, who are “independent” as required by the listing standards of the American Stock Exchange and who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. We expect the Compensation Committee of the Board of Directors to administer the 2007 plan. The Board of Directors or the committee administering the 2007 plan is referred to as the “committee.” The committee may delegate its duties, power and authority under the 2007 plan to any of our officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Securities Exchange Act of 1934.

The committee has the authority to determine all provisions of incentive awards consistent with terms of the 2007 plan, including, the eligible recipients who will be granted one or more incentive awards under the 2007 plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. The committee has the authority to pay the economic value of any incentive award in the form of cash, our common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “re-pricing” of options, discussed below) so long as the amended or modified terms are permitted under the 2007 plan and any adversely affected participant has consented to the amendment or modification.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other similar change in corporate structure or shares; any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management’s discussion and analysis of financial performance appearing in our annual report to stockholders for the applicable year; or any other similar change, in each case with respect to our company or any other entity whose performance is relevant to the grant or vesting of an incentive award, the committee (or, if our company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria of any outstanding incentive award that is based in whole or in part on the financial performance of our company (or any subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of our company or such other entity will be substantially the same (in the sole discretion of the committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the 2007 plan as then in effect.

The committee may, in its sole discretion, amend the terms of the 2007 plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect our or subsidiary’s interests, or to meet objectives of the 2007 plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the committee to take any action:

  to reserve shares or grant incentive awards in excess of the limitations provided in the 2007 plan;

  to effect any re-pricing of options, as discussed below;

  to grant options or stock appreciation rights having an exercise price less than 100% of the “fair market value” (as defined below) of one share of our common stock on the date of grant; or

  for which stockholder approval would then be required pursuant to Section 422 of the Code or the rules of the American Stock Exchange or other applicable market or exchange.

Except in connection with certain specified changes in our corporate structure or shares, the committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right by:

  amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

  canceling the underwater option or stock appreciation right and granting replacement options or stock appreciation rights having a lower exercise price, or other incentive awards in exchange; or

  repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the 2007 plan.

For purposes of the 2007 plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of the our common stock is less than the exercise price.

Options. The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant (or 110% of the fair market value of one share of our common stock on the date of grant of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of NTIC or any parent or subsidiary). However, in the event options are granted as a result of our assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. At any time while the our common stock is listed on the American Stock Exchange, “fair market value” under the 2007 plan means the mean between the reported high and low sale price of a share at the end of the regular trading session as reported by the American Stock Exchange as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade. As of November 27, 2006, the mean between the reported high and low sale price of a share of our common stock on the American Stock Exchange was $8.37.

The total purchase price of the shares to be purchased upon exercise of an option will be paid entirely in cash; provided, however, that the committee may allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to us), by tender or attestation as to ownership of shares of our common stock that are acceptable to the committee, by a “net exercise” of the option (as further described below) or by a combination of such methods. In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of our common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised. Any shares of our common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy certain specified objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of our company or any parent or subsidiary).

Options may, but need not, include a provision whereby the participant may elect at any time before the participant’s employment or service terminates to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased will be subject to a repurchase option in favor of us and to any other restriction the committee determines to be appropriate.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the 2007 plan, as may be determined by the committee. The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, our common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

The exercise price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below). However, in the event that stock appreciation rights are granted as a result of our assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction.

A stock appreciation right will become exercisable at such time and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.

Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, either at the time of grant of the option or at any time thereafter during the term of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of our common stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have an exercise price equal to the exercise price for the option. Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.

Restricted Stock Awards. A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the committee and, until it vests, is subject to restrictions on transferability and the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy specified objectives. To enforce the restrictions, the committee may place a legend on the stock certificates referring to such restrictions and may take other steps to enforce the restrictions.

Unless the committee determines otherwise, any dividends (including regular quarterly cash dividends) or distributions paid with respect to shares of our common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Additionally, unless the 2007 plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of our common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of our unrestricted common stock.

Stock Unit Awards. A stock unit award is a right to receive the fair market value of one or more shares of our common stock, payable in cash, shares of our common stock, or a combination of both, the payment, issuance, retention and /or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives. Stock unit awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2007 plan, as may be determined by the committee; provided, however, that in all cases payment of stock unit award will be made within two and one-half months following the end of the tax year during which receipt of the stock unit award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Internal Revenue Code (as discussed below), except upon certain conditions.

Performance Award. A participant may be granted one or more performance awards under the 2007 plan, and such performance awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2007 plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the performance award will be made within two and one-half months following the end of the tax year during which receipt of the performance award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Stock Bonuses. A participant may be granted one or more stock bonuses under the 2007 plan, and such stock bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the 2007 plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the stock bonus will be made within two and one-half months following the end of the tax year during which receipt of the stock bonus is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Change in Control. In the event a “change in control” of our company occurs, then, if approved by the committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of stock unit awards and performance awards will lapse.

In addition, the committee in its sole discretion may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated), and that some or all participants holding performance awards will receive, with respect to some or all of the shares subject to the performance awards, cash in an amount equal the fair market value of such shares immediately prior to the effective date of such change in control.

For purposes of the 2007 plan a “change in control” of our company occurs upon:

  the sale, lease, exchange or other transfer of substantially all of the assets of our company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by our company;

  a merger or consolidation to which our company is a party if our stockholders immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors; or

  a change in control of our company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not our company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of the 2007 plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board of Directors on the effective date of the 2007 plan cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the effective date of the 2007 plan whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors comprising the Board of Directors on the effective date of the 2007 plan will, for purposes of this clause (ii), be considered as though such persons were a member of the Board of Directors on the effective date of the 2007 plan

Effect of Termination of Employment or Other Services. If a participant ceases to be employed by, or perform other services for, us, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the committee in its discretion as set forth below. Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of 12 months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), all unvested restricted stock awards, all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the 2007 plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited.

If a participant is determined by the committee, acting in its sole discretion, to have committed any action which would constitute cause, regardless of whether such action or the committee’s determination occurs before or after the termination of the participant’s employment with NTIC or any subsidiary, all rights of the participant under the 2007 plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind. Additionally, as applicable, we may defer exercise, vesting, or payment of any incentive award for a period of up to 90 days in order for the committee to make a determination as to the existence of cause.

The committee may at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, stock unit awards, performance awards or stock bonuses then held by the participant to, terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be.

Dividend Rights. Except as discussed above in connection with restricted stock awards, no adjustment will be made in the amount of cash payable or in the number of shares of our common stock issuable under incentive awards denominated in or based on the value of shares of our common stock as a result of cash dividends or distributions paid to stockholders generally at any time prior to the issuance of shares under incentive awards.

Term; Termination; Amendments. Unless terminated earlier, the 2007 plan will terminate at midnight on the day before the 10th anniversary of its approval by our stockholders. Incentive awards outstanding at the time the 2007 plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The Board may suspend or terminate the 2007 plan or any portion of the plan at any time. In addition to the committee’s authority to amend the 2007 plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the 2007 plan from time to time in order that incentive awards under the 2007 plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests; provided, however, that no amendments to the 2007 plan will be effective without stockholder approval, if it is required under Section 422 of the Internal Revenue Code or the rules of the American Stock Exchange, or if the amendment seeks to increase the number of shares reserved for issuance under the 2007 plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the 2007 plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in our capitalization or a “change in control” of our company.

Transferability. In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the 2007 plan, will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary. Additionally, upon a participant’s request, the committee may permit a participant to transfer all or a portion of a non-statutory option, other than for value, to certain of the participant’s family members or related family trusts, foundations or partnerships. Permitted transferees of non-statutory options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Qualification of Incentive Awards as “Performance-Based Compensation” Under Section 162(m)

Section 162(m) of the Internal Revenue Code provides, with certain exceptions, that a publicly held corporation may not take a federal income tax deduction for compensation paid to a “covered employee” in excess of $1 million in a taxable year. A “covered employee” is our chief executive officer and any other officer who is among the four other most highly compensated officers employed by us at fiscal year-end.

The $1 million dollar deduction limit does not apply to compensation that meets the requirements for “performance-based compensation” under applicable Treasury Regulations. Compensation is “performance-based compensation” if, among other things:

  it is payable solely on account of the attainment of one or more objective performance goals that are pre-established by a compensation committee of the Board of Directors that is comprised solely of two or more “outside directors;”

  the material terms of the compensation and the performance goals are disclosed to stockholders and approved in a separate stockholder vote before the compensation is paid; and

  the committee certifies in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

At any time when the committee is comprised solely of two or more outside directors meeting the requirements of Section 162(m), it may designate whether any restricted stock awards, stock unit awards, performance awards or stock bonuses are intended to be “performance-based compensation.” Restricted stock awards, stock unit awards, performance awards or stock bonuses designated as “performance-based compensation” will, to the extent required by Section 162(m), be conditioned upon the achievement of one or more “performance criteria” set forth in the 2007 plan, and the specific targets under such performance criteria will be established by the committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). Options and stock appreciation rights granted under the 2007 plan need not be conditioned upon the achievement of performance criteria in order to constitute “performance-based compensation.”

The performance criteria provided in the 2007 plan consist of net sales; operating income; income before income taxes; income before interest, taxes, depreciation and amortization; income before income taxes; income before interest, taxes, depreciation and amortization and other non-cash items; net income; net income per share (basic or diluted); profitability as measured by return ratios (including return on assets, return on equity, return on capital, return on investment and return on sales); cash flows; market share; cost of sales; sales, general and administrative expense, cost reduction goals; margins (including one or more of gross, operating and net income margins); stock price; total return to stockholders; economic value added; working capital and strategic plan development and implementation. The committee may select one or more of these criteria for measuring performance, and the measurement may be based upon company, subsidiary or business unit performance, either absolute or by relative comparison to other companies or any other external measure of the selected criteria. The committee may appropriately adjust any evaluation of performance under the performance criteria to reflect the impact of certain extraordinary events.

Approval of the 2007 plan at the Annual Meeting will be deemed to include, among other things, approval of the eligibility of executive officers and other employees to participate in the 2007 plan, the performance criteria upon which awards intended as “performance-based compensation” may be made, and the grant of options and stock appreciation rights pursuant to the 2007 plan for purposes of Section 162(m).

Federal Income Tax Consequences

The following description of federal income tax consequences is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to directors, executive officers or greater than 10% stockholders of our company or to any individual participant who receives an incentive award under the 2007 plan.

Incentive Options. In general, an eligible employee will not recognize federal taxable income upon the grant or the exercise of an incentive option, and we will not be entitled to an income tax deduction upon the grant or the exercise of an incentive option. For purposes of the alternative minimum tax, however, the eligible employee will be required to treat an amount equal to the difference between the fair market value of the common stock on the date of exercise over the exercise price as an item of adjustment in computing the eligible employee’s alternative minimum taxable income. If the eligible employee does not dispose of the common stock received pursuant to the exercise of the incentive option within two years after the date of the grant of the incentive option or within one year after the date of exercise of the incentive options, a subsequent disposition of the common stock generally will result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price of the option. We will not be entitled to any income tax deduction as a result of such disposition.

If the eligible employee disposes of the common stock acquired upon exercise of the incentive option within two years after the date of the grant of the incentive option or within one year after the date of exercise of the incentive options, then in the year of such disposition, the eligible employee generally will recognize ordinary income, and we will be entitled to an income tax deduction (provided we satisfy applicable federal income tax reporting requirements), in an amount equal to the lesser of: (a) the excess of the fair market value of the common stock on the date of exercise over the exercise price, or (b) the amount realized upon disposition over the exercise price. Any gain in excess of such amount recognized by the eligible employee as ordinary income will be taxed to the eligible employee as short-term or long-term capital gain (depending on the period of time the eligible employee held the common stock).

Non-Statutory Options. An eligible employee, non-employee director or consultant will not recognize any federal taxable income upon the grant of a non-statutory option, and we will not be entitled to an income tax deduction at the time of such grant. Upon the exercise of a non-statutory option, the eligible employee, non-employee director or consultant generally will recognize ordinary income and we will be entitled to take an income tax deduction (provided we satisfy applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the eligible employee, non-employee director or consultant, he or she will recognize short-term or long-term capital gain or loss (depending on the period of time the eligible employee held the common stock).

Stock Appreciation Rights. An eligible employee, non-employee director or consultant will recognize ordinary income for federal income tax purposes upon the exercise of a stock appreciation right under the 2007 plan for cash, common stock or a combination of cash and common stock, and the amount of income that the eligible employee, non-employee director or consultant will recognize will depend on the amount of cash, if any, and the fair market value of the common stock, if any, that he or she receives as a result of such exercise. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the eligible employee, non-employee director or consultant in the same taxable year in which the eligible employee, non-employee director or consultant recognizes such income (provided we satisfy applicable federal income tax reporting requirements).

Restricted Stock Awards. An eligible employee, non-employee director or consultant is not subject to any federal income tax when a restricted stock award is made, nor are we entitled to an income tax deduction at such time, unless the restrictions on the common stock do not present a “substantial risk of forfeiture” or the stock is “transferable,” each within the meaning of Section 83 of the Internal Revenue Code. Common stock that is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Internal Revenue Code is transferable within the meaning of that section if the transferee would not be subject to such risk of forfeiture after such transfer. In the year that the restricted stock award is either no longer subject to a substantial risk of forfeiture or is transferable, the eligible employee, non-employee director or consultant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock transferred to the eligible employee, non-employee director or consultant, generally determined on the date the restricted stock award is no longer subject to a substantial risk of forfeiture, or is transferable, whichever comes first, over the amount, if any, paid for such shares.

Stock Unit Awards, Performance Awards and Stock Bonuses. Neither the participant nor our company incurs any federal income tax consequences as a result of the grant of a stock unit award, performance award or stock bonus. Upon payment of a stock unit award, performance award, or stock bonus in cash, the participant will include the amount paid as ordinary income in the year the payment was received; if payment is made in stock, the participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received. In each case, we will receive a corresponding tax deduction, (provided that the award is not otherwise subject to the limitations of Section 162(m) of the Internal Revenue Code), when the amount is included by the participant as ordinary income, or reported as taxable income of the participant by us, pursuant to applicable information reporting requirements. At the time of a subsequent sale or disposition of any shares of our common stock issued in connection with a stock unit award, performance award or stock bonus, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

Excise Tax on Parachute Payments. Parachute payments are payments to employees or independent contractors who are also officers, stockholders or highly compensated individuals that are contingent upon a change in ownership or control. In certain circumstances the grant, vesting, acceleration or exercise of options or other incentive awards could be treated as contingent on a change in ownership or control for purposes of determining the amount of a parachute payment. In general, the amount of a parachute payment would be the cash or the fair market value of the property received (or to be received) less the amount paid for such property. All or a portion of that parachute payment may be considered an excess parachute payment. If an individual were found to have received an excess parachute payment, he or she would be subject to a special 20% excise tax on the amount of the excess parachute payments, and we would not be allowed to claim any deduction with respect to such payments.

Section 409A. The foregoing discussion of tax consequences of incentive awards assumes that the incentive award discussed is either not subject to Section 409A of the Internal Revenue Code, or has been structured to comply with its requirements. Section 409A, as added by the American Jobs Creation Act of 2004, provides tax rules for deferred compensation that is deferred or becomes vested after December 31, 2004. In the event an incentive award is a “deferred compensation arrangement” subject to Section 409A and it fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally have immediately taxable income on the amount “deferred,” would be required to pay an additional 20% income tax, and must pay interest on the tax that would have been paid but for the deferral.

Section 162(m). As discussed above, Section 162(m) of the tax code limits our ability to deduct compensation in excess of $1 million paid to each of our chief executive officer and any other officer who is among the four other most highly compensated officers, subject, however, to an exception for “performance-based compensation.” Assuming stockholder approval of the 2007 plan at the Annual Meeting and our compliance with the other requirements of Section 162(m), compensation expense resulting from the exercise of options and stock appreciation rights under the 2007 plan and the issuance of shares under restricted stock awards, stock unit awards, performance awards and stock bonuses contingent upon the performance criteria set forth in the 2007 plan are expected to qualify as “performance-based compensation” excepted from the limit of Section 162(m). Compensation expense in connection with any other incentive award under the 2007 plan will be subject to 162(m) deduction limitation.

Incentive Awards Under the 2007 Plan

As of the date of this proxy statement, the committee has not approved any awards under the 2007 plan, and neither the number nor types of any other future 2007 plan awards to be received by or allocated to particular participants or groups of participants is presently determinable. As noted above, however, the 2007 plan does place certain per-participant limits on incentive awards granted in any calendar year.

Board of Directors Recommendation

The Board of Directors unanimously recommends that our stockholders vote FOR approval of the Northern Technologies International Corporation 2007 Stock Incentive Plan. Incentive awards will not be granted under the 2007 plan if the 2007 plan is not approved by our stockholders.

PROPOSAL THREE — APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
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Background

The Board of Directors, upon recommendation of the Compensation Committee and subject to approval by our stockholders, adopted the Northern Technologies International Corporation Employee Stock Purchase Plan, or ESPP. The Board of Directors believes the ESPP will advance the interest of our company and our stockholders by allowing our employees to purchase shares of our common stock on favorable terms through payroll deductions and aligning the interests of our employees with those of our stockholders. Our stockholders are being asked to approve the ESPP at the Annual Meeting.

Summary of the ESPP

The major features of the ESPP are summarized below, which summary is qualified in its entirety by reference to the actual text of the ESPP, a copy of which may be obtained from us upon written request. A copy of the ESPP has also been filed electronically with the Securities and Exchange Commission as an appendix to this proxy statement, and is available through the SEC’s website at http://www.sec.gov.

Purpose. The purpose of the ESPP is to advance the interests of our company and our stockholders by allowing our employees to purchase shares of our common stock on favorable terms through payroll deductions.

Authorized Shares. The maximum number of shares of our common stock available for issuance under the ESPP is 100,000 shares (subject to appropriate adjustment in the event of any common stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange or other similar change in our corporate or capital structure). If the total number of shares that would otherwise be issuable to participants at the end of any offering period exceeds the number of shares then remaining available under the ESPP (after deduction of all shares previously purchased under the ESPP), the remaining shares will be allocated among participants on a pro rata basis.

Administration. The compensation committee of the Board of Directors will administer the ESPP. Members of compensation committee are appointed from time to time by the Board of Directors, serve at the pleasure of the Board of Directors, and may resign at any time upon written notice to the Board of Directors. The compensation committee has the authority to make, administer and interpret such rules and regulations as it deems necessary to administer the ESPP.

Participation. Any employee (including any executive officer) of our company or any participating subsidiary who has been continuously employed by us or a subsidiary at least six months prior to the beginning of an offering period will be eligible to participate in that offering period.

An eligible employee may participate in the ESPP by completing an enrollment form and authorizing payroll deductions not later than the fifth day of the month immediately preceding the beginning of the next offering period in which the employee wishes to participate. Payroll deductions for the participant will begin with the first payroll following the beginning of the applicable offering period and will continue until the employee withdraws from, or ceases to be eligible for, the ESPP or until the termination of the ESPP. An otherwise eligible employee will not be entitled to participate in the ESPP if further participation would cause the employee to own shares of common stock and/or hold outstanding options to purchase an aggregate of more than 5% of our outstanding shares of common stock.

Approximately 44 employees are currently eligible to participate in the ESPP. Since participation is at the discretion of the participant, no information can be provided with respect to the number or allocation of the purchases of our common stock in the future under our ESPP.

Offering Periods. The ESPP provides for six-month offering periods beginning on September 1 and March 1 of each year; provided, however, that the compensation committee of the Board of Directors may decide in its sole discretion when to commence the first offering period so long as such offering period is commenced within 12 months of the date the ESPP was first approved by the Board of Directors. At the beginning of each offering period, each eligible participating employee, or “participant” is granted, by operation of the ESPP, an option to purchase as many shares of our common stock as can be purchased with payroll deductions authorized by the participant and credited to the participant’s account during the offering period plus the balance (if any) carried forward from the preceding offering period.

Payroll Deductions. By completing and filing a participation form, a participant elects to have payroll deductions made from the participant’s total cash compensation on each payday at a rate equal to any whole percentage from 1% to 15% (or such other minimum or maximum percentages as the compensation committee may from time to time establish) of the participant’s total cash compensation. Participants are not entitled to change the rate of their payroll deductions during an offering period. A participant may increase or decrease the rate of payroll deductions for subsequent offering periods by filing an amended enrollment form no later than the fifth day of the month preceding the offering period for which the change is to become effective. A participant may discontinue participation in the ESPP at any time as described below.

The funds accumulated through a participant’s payroll deductions under the ESPP are credited to an account established under the ESPP for the participant. These funds are held by us as part of our general assets, usable for any corporate purpose, and we are not obligated to keep these funds separate from our other corporate funds. Participants will not receive any interest on the funds accumulated in their accounts from payroll deductions and may not make any separate cash payments or contributions to their accounts.

Purchase of Shares. At the beginning of each offering period, each participant is granted, by operation of the ESPP, an option to purchase as many shares of our common stock as may be purchased with the payroll deductions credited to his or her account during the offering period plus the balance (if any) carried forward from the preceding offering period. Unless a participant withdraws from the ESPP as described below, the participant’s option under the ESPP will be exercised automatically at the end of the offering period to purchase the number of shares of common stock that the accumulated payroll deductions in the participant’s account will purchase at the applicable price. The number of shares of common stock that may be purchased under the ESPP, however, will be limited as follows: (i) no participant may purchase more than 2,000 shares of common stock under the ESPP in any offering period; and (ii) no participant may be granted an option under the ESPP that permits the participant to purchase common stock under the ESPP (and any other “employee stock purchase plans” of ours) at a rate that exceeds $25,000 of fair market value of shares of our common stock (determined at the time the ESPP option is granted) for each calendar year.

The purchase price of the shares will be 90% of the lower of the fair market value of our common stock at the beginning of the offering period and at end of the offering period. For this purpose, the fair market value of the common stock will be the closing sale price as of such date at the end of the regular trading session, as reported on the American Stock Exchange or on any national exchange (or, if no shares were traded on such date as of the next preceding date on which there was such a trade). On November 27, 2006, the closing sales price of our common stock on the American Stock Exchange was $8.48 per share.

Shares purchased in an offering period will be issued as soon as practicable after the end of the offering period. The compensation committee may determine, in its sole discretion, the manner of delivery of shares of our common stock purchased under the ESPP. No participant will have any interest in any shares of common stock subject to an option under the ESPP until the ESPP option has been exercised.

Non-Transferability of Plan Options. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option under the ESPP or to receive shares of common stock under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or by designation of a beneficiary as provided in the ESPP). Any attempt at assignment, transfer, pledge or other disposition will have no effect, except that we may treat such act as an election to withdraw from the ESPP, in which case the provisions described below will apply.

Withdrawal and Termination of Employment. A participant may terminate participation in the ESPP and withdraw all, but not less than all, of the payroll deductions credited to the participant’s account under the ESPP prior to the end of any offering period by giving written notice to us no later than five (5) days prior to the end of the offering period. The notice must state the participant’s desire to terminate involvement in the ESPP, specify a termination date and request the withdrawal of all of the participant’s payroll deductions held under the ESPP. All of the payroll deductions credited to the participant’s account will be paid to the participant as soon as practicable after the termination date specified in the notice (or, if no date is specified, as soon as practicable after receipt of the notice of termination and withdrawal), the ESPP option for the offering period will automatically be canceled, and no further payroll deductions will be made during the offering period or for any subsequent offering period unless a new enrollment form is filed. A participant’s withdrawal from an offering period will not have any effect upon the participant’s eligibility to participate in a succeeding offering period or in any similar plan that we may adopt.

Following the termination of a participant’s employment for any reason, including retirement, death or disability, the payroll deductions credited to the participant’s account will be returned to the participant (or, in the case of the participant’s death, to the representative of the participant’s estate) and the participant’s ESPP option will automatically be canceled. A transfer of employment between our company and a subsidiary or between subsidiaries and absences or leaves approved by us are not considered termination of employment under the ESPP.

Federal Income Tax Consequences

The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description does not include foreign, state or local income tax consequences. This description is not intended to address specific tax consequences applicable to an individual participant who receives an ESPP option and does not address special rules that may be applicable to directors, officers and greater-than-10% stockholders of our company.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. If the ESPP so qualifies, the amount withheld from a participant’s compensation under the ESPP will constitute ordinary income for federal income tax purposes in the year in which such amounts would otherwise have been paid to the participant. However, a participant will generally not recognize any income for federal income tax purposes either on the grant of an ESPP option or upon the issuance of any shares of common stock under the ESPP.

The federal income tax consequences of disposing of shares of common stock acquired under the ESPP depend upon how long a participant holds the shares. If a participant disposes of shares acquired under the ESPP (other than a transfer by reason of death) within a period of two years from the beginning of the offering period in which the shares were acquired, an amount equal to the difference between the purchase price and the fair market value of the shares on the last day of the offering period will be treated as ordinary income for federal income tax purposes in the taxable year in which the disposition takes place. The difference between the amount realized upon such disposition of the shares and their fair market value on the last day of the offering period will constitute capital gain or loss. Whether the gain (or loss) constitutes long-term or short-term capital gain (or loss) will depend upon the length of time the participant held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain (or loss) constitutes long-term or short-term capital gain (or loss).

If a participant disposes of any shares acquired under the ESPP more than two years after the beginning of the offering period in which the shares were acquired (or if no disposition has occurred by the time of participant’s death) an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of disposition (or death) over the purchase price, or (b) the fair market value of the shares at the beginning of the offering period in which the shares were acquired over the purchase price will be recognized as ordinary income. With respect to a disposition of such shares, any remaining gain on such disposition will be taxed as long-term capital gain.

No income tax deduction ordinarily is allowed to us with respect to the grant of any ESPP option, the issuance of any shares of common stock under the ESPP or the disposition of any shares acquired under the ESPP and held for two years. However, if a participant disposes of shares purchased under the ESPP within two years after the beginning of the offering period in which the shares were acquired, we will receive an income tax deduction in the year of such disposition in an amount equal to the amount constituting ordinary income to the participant.

Board of Directors Recommendation

The Board of Directors unanimously recommends that our stockholders vote FOR approval of the Northern Technologies International Corporation Employee Stock Purchase Plan.

PROPOSAL FOUR — RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
____________________

Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected Virchow Krause & Company LLP to serve as our independent registered public accounting firm for the fiscal year ending August 31, 2007. Although it is not required to do so, the Board of Directors is asking our stockholders to ratify the Audit Committee’s selection of Virchow Krause & Company LLP. If our stockholders do not ratify the selection of Virchow Krause & Company LLP, another independent registered public accounting firm will be considered by the Audit Committee of the Board of Directors. Even if the selection is ratified by our stockholders, the Audit Committee may in its discretion change the appointment at any time during the year, if it determines that such a change would be in the best interests of our company and its stockholders.

Representatives of Virchow Krause & Company LLP will be present at the Annual Meeting to respond to appropriate questions. They will also have the opportunity to make a statement if they wish to do so.

Dismissal of Prior Independent Registered Public Accounting Firm

On June 8, 2004, the Audit Committee elected not to retain Deloitte & Touche, LLP, which had previously served as our independent registered public accounting firm. The reports of Deloitte & Touche, LLP on our financial statements for fiscal 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits by Deloitte & Touche, LLP of our fiscal 2003 financial statements and interim financial statements through June 8, 2004, we had no disagreements with Deloitte & Touche, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, LLP, would have caused Deloitte & Touche, LLP to make reference to such disagreements in its report on the financial statements for such periods. Following Deloitte & Touche, LLP’s completion of the audit of our fiscal 2003 financial statements, Deloitte & Touche, LLP provided the Audit Committee with a letter noting certain deficiencies in the design or operation of our internal control over financial reporting which, in the judgment of Deloitte & Touche, LLP, could adversely affect our ability to record, process, summarize and report financial data consistent with the assertions of our management in such financial statements. These conditions were discussed with our management and Audit Committee on various dates through June 8, 2004. Deloitte & Touche, LLP has furnished us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter was filed as Exhibit 16.1 to a Current Report on Form 8-K that was filed by us with the SEC on June 8, 2004.

Audit, Audit-Related, Tax and Other Fees

The following table presents the aggregate fees billed to us by Virchow Krause & Company LLP, our current independent registered public accounting firm, for the fiscal years ended August 31, 2006 and August 31, 2005.

	Aggregate Amount Billed by
	Virchow Krause & Company LLP ($)
	Fiscal 2006	Fiscal 2005
Audit Fees(1)	$114,780	$89,981
Audit-Related Fees	$0	$0

	Aggregate Amount Billed by
	Virchow Krause & Company LLP ($)
	Fiscal 2006	Fiscal 2005
Tax Fees	$0	$0
All Other Fees	$0	$0
____________________
(1)	Aggregate fees billed for professional services rendered by Virchow Krause & Company LLP for the audit of our annual financial statements for fiscal 2004, review of financial statement included in our quarterly reports on Form 10-QSB and other services normally provided in connection with our statutory and regulatory filings or engagements.

The following table presents the aggregate fees billed to us by Deloitte & Touche LLP, our prior independent registered public accounting firm, for the fiscal years ended August 31, 2006 and August 31, 2005.

	Aggregate Amount Billed
	by Deloitte & Touche LLP ($)
	Fiscal 2006	Fiscal 2005
Audit Fees(1)	$0	$3,500
Audit-Related Fees	$0	$0
Tax Fees(2)	$146,535	$109,525
All Other Fees	$0	$0
____________________
(1)	Aggregate fees billed for professional services rendered by Deloitte & Touche, LLP for the audit of our annual financial statements by fiscal year, review of financial statement included in our quarterly reports on Form 10-QSB and other services normally provided in connection with our statutory and regulatory filings or engagements.

(2)	These fees consisted of tax compliance, tax advice and tax planning, including preparation of tax forms and some consulting for overseas and foreign tax matters. The Audit Committee considered whether the provision of these services was compatible with maintaining Deloitte & Touche LLP’s independence and determined that it was.

Audit Committee Pre-Approval Policies and Procedures

Rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002 require public company audit committees to pre-approve audit and non-audit services provided by a company’s independent auditor. All services rendered by Virchow Krause & Company LLP and Deloitte & Touche LLP were permissible under applicable laws and regulations and all services provided were approved in advance by the Audit Committee in accordance with these rules. The Audit Committee has not adopted any formal pre-approval policies and procedures.

Board of Directors Recommendation

The Board of Directors unanimously recommends that our stockholders vote FOR ratification of the selection of Virchow Krause & Company LLP, as our independent registered public accounting firm for the fiscal year ending August 31, 2007.

OTHER MATTERS
_______________

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish NTIC with copies of all Section 16(a) forms they file.

To our knowledge, based upon a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended August 31, 2006, none of our directors or executive officers or beneficial owners of greater than 10% of our common stock failed to file on a timely basis the forms required by Section 16 of the Exchange Act, except that Dr. Kubik and Mr. Wolsfeld filed late Form 4 reports reporting option grants to them in November 2005. To date, all late Form 4 reports have been filed.

Stockholder Proposals for 2008 Annual Meeting

Stockholder proposals intended to be presented in the proxy materials relating to the 2008 Annual Meeting of Stockholders must be received by us on or before August 14, 2007, unless the date of the meeting is delayed by more than 30 calendar days, and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

Any other stockholder proposals to be presented at the 2008 Annual Meeting of Stockholders must be given in writing to our Corporate Secretary and must be delivered to or mailed and received at our principal executive offices, not less than 90 days nor more than 120 days prior to the date of the annual meeting of stockholders; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. The proposal must contain specific information required by our Bylaws, a copy of which may be obtained by writing to our Corporate Secretary. If a proposal is not timely and properly made in accordance with the procedures set forth in our Bylaws, it will be defective and may not be brought before the meeting. If the proposal is nonetheless brought before the meeting and the Chairman of the meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.

Director Nominations

In accordance with procedures set forth in NTIC’s bylaws, NTIC stockholders may propose nominees for election to the Board of Directors only after providing timely written notice to our Corporate Secretary. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received at NTIC’s principal executive offices not less than 90 days nor more than 120 days prior to the date of the annual meeting of stockholders; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered not less than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure was made, whichever first occurs. The notice must set forth, among other things:

  the nominee’s name, age, business address and residence address;

  the nominee’s principal occupation or employment;

  the class and number of shares of NTIC capital stock which are beneficially owned by the nominee;

  signed consent to serve as a director of NTIC; and

  any other information concerning the nominee required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of directors.

Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. The Nominating and Corporate Governance Committee will consider only those stockholder recommendations whose submissions comply with these procedural requirements. The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Other Business

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting, except those described in this proxy statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

Copies of 2006 Annual Report

We will furnish without charge a copy of our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2006, to each person who was a stockholder of NTIC as of November 29, 2006 upon receipt from any such person of a written request for such an Annual Report. Such a request should be sent to:

Northern Technologies International Corporation
4201 Woodland Road
Circle Pines, Minnesota 55014
Attention: Stockholder Information

____________________

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares of NTIC common stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided. No postage is required for mailing in the United States.

By Order of the Board of Directors

Pierre Chenu
Chairman of the Board

December 11, 2006
Circle Pines, Minnesota

APPENDIX A

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
AUDIT COMMITTEE CHARTER

Organization

The Audit Committee (the “Committee”) is a standing committee of the Board of Directors (the “Board”) of Northern Technologies International Corporation (the “Company”). This charter governs the operations of the Committee.

Purpose and Authority

The purpose of the Committee is to assist the Board in fulfilling its oversight responsibility relating to the Company’s annual and quarterly financial statements provided to its stockholders and the Securities and Exchange Commission (the “SEC”), the Company’s financial reporting process and its systems of internal accounting, financial and disclosure controls, the annual independent audit of the Company’s financial statements, and the effectiveness of the Company’s legal compliance and ethics programs. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, independent auditors and management of the Company.

The Committee should have a clear understanding with the independent auditors that the Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditors, and that the ultimate accountability of the independent auditors is to the Committee and to the Board. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention by the auditors, an employee, the Chief Executive Officer, the Chief Financial Officer or any outside party and in conducting any such investigation, the Committee shall have full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts or advisors as the Committee deems necessary for this purpose. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and for any advisors employed by the Committee, as well as for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

2Membership and Structure

Members of the Committee shall be appointed by the Board and shall serve until their successors are appointed and qualify. Each Committee member may be removed by the Board at any time.

The Committee shall consist of at least two members. All Committee members shall meet the independence requirements for serving on audit committees set forth in the federal securities laws and under the rules and regulations established by the SEC and the American Stock Exchange, as may be amended from time to time. All Committee members shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall be “financially sophisticated” as such term is used in the corporate governance requirements of the American Stock Exchange, as may be amended from time to time, and an “audit committee financial expert,” as defined under the federal securities laws and rules and regulations of the SEC, as may be amended from time to time. The same member of the Committee may serve as the member who is financially sophisticated and the audit committee financial expert.

The Board shall be responsible for determining “independence” of Committee members and qualification of a member as being “financially sophisticated” and an “audit committee financial expert.”

Appointment to the Committee, including the designation of the Chair of the Committee, shall be made on an annual basis by the full Board. Meetings of the Committee shall be held at such times and places as the Committee shall determine, including by written consent; provided, however, that the Committee shall meet at least once each fiscal quarter. The Committee may invite members of management or other advisors to attend meetings and provide pertinent information. The Committee periodically shall meet separately with management, in executive session outside of the presence of management and in executive session with the Company’s independent auditors outside of the presence of any management. The Chair of the Committee shall report on activities of the Committee to the full Board. In fulfilling its responsibilities, the Committee shall have authority to delegate its authority to subcommittees, in each case to the extent permitted by applicable law.

Responsibilities and Processes

The primary responsibilities of the Committee are as follows:

  The Committee shall oversee the Company’s financial reporting process, systems of internal control over financial reporting and disclosure controls and procedures on behalf of the Board and report the results or findings of its oversight activities to the Board.

  The Committee shall have sole authority to appoint, retain and oversee the work of the Company’s independent auditors and establish the compensation to be paid to the independent auditors. The Company’s independent auditors shall report directly to the Committee.

  The Committee shall pre-approve all audit services and permissible non-audit services to be performed for the Company by the independent auditors subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Committee prior to the completion of the audit, as provided under the federal securities laws and rules and regulations of the SEC, as may be amended from time to time, and may establish pre-approval policies and procedures, as permitted by Section 10A of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, for the engagement of the Company’s independent auditors to perform audit services and permissible non-audit services, including but not limited to policies that allow the formation and delegation of authority to sub-committees consisting of one or more members of the Committee, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

  The Committee shall establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

  The Committee shall oversee the Company’s systems to monitor legal and ethical compliance programs, including the establishment and administration (including the grant of any waiver from) a written code of ethics applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. Therefore, the Committee shall take all actions that are consistent with this charter, the Company’s Certificate of Incorporation and Bylaws that the Committee deems necessary or appropriate to fulfill its responsibilities.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide, with the understanding that the Committee may supplement them as appropriate and is not intended be a comprehensive list of all of the actions that the Committee will take in discharging its duties.

  The Committee shall review and discuss with the independent auditors their objectivity and independence from management and the Company, any relationships the independent auditors have with the Company and services the independent auditors provide the Company that may impact the independent auditors’ objectivity or independence, and the matters included in the written disclosures required by the Independence Standards Board Standard No. 1 or any successor standard, as either may be amended or supplemented from time to time. The Committee shall obtain and review a written statement from the auditors regarding their independence consistent with the Independence Standards Board Standard No. 1 or any successor standard, as either may be amended or supplemented from time to time. The Committee shall take appropriate action in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

  The Committee shall review and discuss with management and the independent auditors the Company’s quarterly financial statements, including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of the Company’s quarterly report on Form 10-QSB, including the results of the independent auditors’ review of the quarterly financial statements to the extent applicable.

  The Committee shall review and discuss with management and the independent auditors the Company’s annual audited financial statements to be included in the Company’s annual report on Form 10-KSB (or the annual report to stockholders if distributed prior to the filing of Form 10-KSB), including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB and prepare the report required by SEC to be included in the Company’s annual proxy statement. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

  The Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 or any successor standard, as either may be amended or supplemented from time to time.

  The Committee shall review and discuss with management and the independent auditors, as applicable (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connections with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) any management letter provided by the independent auditors and the Company’s response to that letter; (d) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the independent auditors’ activities or on access to requested information and management’s response thereto; (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (f) information generally to be included earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

  The Committee shall review with the independent auditors their reports delivered pursuant to Section 10A(k) of the Securities Exchange Act of 1934, as amended.

  The Committee shall obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent quality-control, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company.

  The Committee shall discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing and compensation.

  The Committee shall ensure the rotation of the lead audit partner every five years and other audit partners every seven years.

  The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditors.

  The Committee shall review and discuss with management and the independent auditors the adequacy and effectiveness of the Company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditors or management); the adequacy and effectiveness of the Company’s disclosure controls and procedures; and any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

  The Committee shall review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s annual reports on Form 10-KSB and quarterly reports on Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant role in the Company’s internal controls.

  The Committee shall discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor the control such exposures.

  The Committee shall review matters related to the legal compliance activities of the Company, including without limitation any legal matter that could have a significant impact on the Company’s financial statements.

  The Committee shall report to the Board any violations of the Company’s code of ethics that have been brought to the attention of the Committee or any member thereof.

  The Committee shall review all related party transactions (within the meaning of Item 404 of SEC Regulation S-B) for potential conflict of interests situations and either approve or disapprove such transactions.

  The Chair of the Committee shall review any press release containing any financial information before such press release is publicly disseminated.

  The Committee shall review and reassess the adequacy of this charter at least annually and recommend any proposed changes to the charter to the Board.

Indemnification

The Committee members will be indemnified by the Company to the maximum extent provided under Delaware law or in accordance with any indemnification agreements between the Company and such Committee members.

Accountability of Outside Auditors

The independent auditors employed by the Company are accountable to the Committee and the Board of Directors, as representatives of the Company’s stockholders. The independent auditors employed by the Company will report directly to the Committee.

Limitations Inherent in the Committee’s Role

It is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements are fairly presented and are in accordance with generally accepted accounting principles. Management is responsible for the preparation of financial statements in accordance with generally accepted accounting principles and it is the role of the Company’s independent auditors to review the Company’s quarterly financial statements and to audit the Company’s annual financial statements.

* * * * *

Adopted by the Board of Directors of
Northern Technologies International Corporation:
November 17, 2006

APPENDIX B

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
2007 STOCK INCENTIVE PLAN

1. Purpose of Plan.

      The purpose of the Northern Technologies International Corporation 2007 Stock Incentive Plan (the “Plan”) is to advance the interests of Northern Technologies International Corporation (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the achievement of the Company’s economic objectives.

2. Definitions.

      The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

      2.1 “Board” means the Board of Directors of the Company.

      2.2 “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

      2.3 “Cause” means (i) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

      2.4 “Change in Control” means an event described in Section 14.1 of the Plan; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a Change in Control, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as such term is defined in Section 409A of the Code and the regulations and rulings issued thereunder.

      2.5 “Code” means the Internal Revenue Code of 1986, as amended (including, when the context requires, all regulations, interpretations and rulings issued thereunder).

      2.6 “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

      2.7 “Common Stock” means the common stock of the Company, par value $0.02 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

      2.8 “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient’s Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

      2.9 “Eligible Recipients” means all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, and any non-employee directors, consultants, advisors and independent contractors of the Company or any Subsidiary and any joint venture partners (including without limitation, officers, directors and partners thereof) of the Company or any Subsidiary.

      2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      2.11 “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the mean between the reported high and low sale prices of the Common Stock as of such date during the regular daily trading session, as reported on the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Select or Global Market, or any other national securities exchange or market on which the Common Stock is then traded or quoted (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Select or Global Market, or any other national securities exchange or market, the mean between the reported high and low sale prices as of such date during the regular daily trading session, as reported by the Nasdaq Capital Market, OTC Bulletin Board or the Pink Sheets LLC, or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith, and consistent with the definition of “fair market value” under Section 409A of the Code.

      2.12 “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award, Performance Award or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

      2.13 “Incentive Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

      2.14 “Non-Statutory Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

      2.15 “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

      2.16 “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

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      2.17 “Performance Criteria” means the performance criteria that may be used by the Committee in granting Incentive Awards contingent upon achievement of performance goals, consisting of net sales; operating income; income before income taxes; income before interest, taxes, depreciation and amortization; income before income taxes; income before interest, taxes, depreciation and amortization and other non-cash items; net income; net income per share (basic or diluted); profitability as measured by return ratios (including return on assets, return on equity, return on capital, return on investment and return on sales); cash flows; market share; cost of sales; sales, general and administrative expense, cost reduction goals; margins (including one or more of gross, operating and net income margins); stock price; total return to stockholders; economic value added; working capital and strategic plan development and implementation. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, Subsidiary or business unit performance, either absolute or by relative comparison to prior periods or other companies or any other external measure of the selected criteria.

      2.18 “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 10 of the Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon achievement of Performance Criteria or other objectives during a specified period.

      2.19 “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise or vesting of such Incentive Award.

      2.20 “Restricted Stock Award” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that are subject to restrictions on transferability and a risk of forfeiture.

      2.21 “Retirement” means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company plan or practice for purposes of this determination/termination of employment or if the Company does not have any such retirement/pension plan or practice, service at age 55 or older and completion of at least 10 years of continuous service.

      2.22 “Securities Act” means the Securities Act of 1933, as amended.

      2.23 “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and a specified exercise price of such shares.

      2.24 “Stock Bonus” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 11 of the Plan.

      2.25 “Stock Unit Award” means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive the Fair Market Value of one or more shares of Common Stock, payable in cash, shares of Common Stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of Performance Criteria or other objectives.

      2.26 “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

      2.27 “Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

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3. Plan Administration.

      3.1 The Committee. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, who are “independent” as required by the listing standards of the American Stock Exchange (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded) and who are “outside directors” within the meaning of Section 162(m) of the Code. Such a committee, if established, will act by majority approval of the members (but may also take action by the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act or whose compensation in the fiscal year may be subject to the limits on deductible compensation pursuant to Section 162(m) of the Code. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

     3.2 Authority of the Committee.

      (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

      (b) Subject to Section 3.2(d) of the Plan, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

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      (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including Performance Criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect, including the limitations in Section 3.2(a) and 3.2(b).

      (d) Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any repricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; (B) Restricted Stock Awards; or (C) Stock Unit Awards, Performance Awards or Stock Bonuses in exchange; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d), Options and Stock Appreciation Rights will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

      (e) In addition to the authority of the Committee under Section 3.2(b) of the Plan and notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, amend the terms of the Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests, or to meet objectives of the Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws.  The Committee shall have no authority, however, to take action pursuant to this Section 3.2(e) of the Plan: (i) to reserve shares or grant Incentive Awards in excess of the limitations provided in Section 4.1 of the Plan; (ii) to effect any re-pricing in violation of Section 3.2(d) of the Plan; (iii) to grant Options or Stock Appreciation Rights having an exercise price in violation of Section 6.2 or 7.2 of the Plan, as the case may be; or (iv) for which stockholder approval would then be required pursuant to Section 422 of the Code or the rules of the New York Stock Exchange (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded).

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4. Shares Available for Issuance.

      4.1 Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be the sum of:

      (a) 400,000;

      (b) the number of shares issued or Incentive Awards granted under the Plan in connection with the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company and/or any Subsidiary(ies) acquiring, merging or consolidating with another entity; and

      (c) the number of shares that are unallocated and available for grant under a stock plan assumed by the Company or any Subsidiary(ies) in connection with the merger, consolidation, or acquisition of another entity by the Company and/or any of its Subsidiaries, based on the applicable exchange ratio and other transaction terms, but only to the extent that such shares may be utilized by the Company or its Subsidiaries following the transaction pursuant to the rules and regulations of the American Stock Exchange (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded).

Notwithstanding any other provisions of the Plan to the contrary, (i) no Participant in the Plan may be granted Options and Stock Appreciation Rights relating to more than 100,000 shares of Common Stock in the aggregate during any calendar year; (ii) no Participant in the Plan may be granted Restricted Stock Awards, Stock Unit Awards, Performance Awards and Stock Bonuses relating to more than 100,000 shares of Common Stock in the aggregate during any calendar year; (iii) no more than 400,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iv) no more than 300,000 shares of Common Stock may be issued or issuable under the Plan in connection with the grant of Incentive Awards, other than Options or Stock Appreciation Rights; provided, however, that the limits in clauses (i) and (ii), above, will be 150,000 shares and 150,000 shares, respectively, as to a Participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties. All of the foregoing share limits are subject, in each case, to adjustment as provided in Section 4.3 of the Plan. The limits in clauses (i), (ii) and (iv) will not apply, however, to the extent Incentive Awards are granted as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms, nor will any Incentive Stock Options issued in any such assumption or substitution pursuant to applicable provisions of the Code count towards the limit in clause (iii).

      4.2 Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are potentially issuable pursuant to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. All shares so subtracted from the amount available under the Plan with respect to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan; provided, however, that (i) any shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6.4(b) of the Plan or the tender or attestation as to ownership of Previously Acquired Shares pursuant to Section 6.4(a) of the Plan will not again become available for issuance under the Plan; and (ii) shares covered by a Stock Appreciation Right, to the extent exercised, will not again become available for issuance under the Plan.

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      4.3 Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards, and (b) the exercise price of outstanding Options and Stock Appreciation Rights.

5. Participation.

      Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6. Options.

      6.1 Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

      6.2 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (or 110% of the Fair Market Value of one share of Common Stock on the date of grant of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, to the extent that Options are granted under the Plan as a result of the Company’s assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

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      6.3 Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more of the Performance Criteria; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that no Option may be exercisable after ten (10) years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

      6.4 Payment of Exercise Price.

      (a) The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) by a “net exercise” of the Option (as further described in paragraph (b), below); or (iv) by a combination of such methods.

      (b) In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 13.1 of the Plan.

      (c) Previously Acquired Shares tendered or covered by an attestation as payment of an Option exercise price will be valued at their Fair Market Value on the exercise date.

      6.5 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Circle Pines, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

      6.6 Early Exercise. An Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s employment or service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase option in favor of the Company and to any other restriction the Committee determines to be appropriate.

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7. Stock Appreciation Rights.

      7.1 Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, shares of Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.

      7.2 Exercise Price. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant, except as provided in Section 7.4 of the Plan. Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under the Plan as a result of the Company’s assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the exercise price for such Stock Appreciation Rights shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

      7.3 Exercisability and Duration. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

      7.4 Grants in Tandem with Options. Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option, either at the time of grant of the Option or at any time thereafter during the term of the Option. A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and shall have an exercise price equal to the exercise price for the Option. Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

8. Restricted Stock Awards.

      8.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

      8.2 Rights as a Stockholder; Transferability. Except as provided in Sections 8.1, 8.3, 8.4 and 15.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

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      8.3 Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

      8.4 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

9. Stock Unit Awards.

      An Eligible Recipient may be granted one or more Stock Unit Awards under the Plan, and such Stock Unit Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the payment, issuance, retention and/or vesting of such Stock Unit Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period; provided, however, that in all cases payment of a Stock Unit Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Stock Unit Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, unless otherwise determined by the Committee pursuant to Section 18 of the Plan.

10. Performance Awards.

      An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria; provided, however, that in all cases payment of the Performance Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Performance Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, unless otherwise determined by the Committee pursuant to Section 18 of the Plan.

11. Stock Bonuses.

      An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria; provided, however, that in all cases payment of the Stock Bonus will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Stock Bonus is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, unless otherwise determined by the Committee pursuant to Section 18 of the Plan.

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12. Effect of Termination of Employment or Other Service. The following provisions shall apply upon termination of a Participant’s employment or other service with the Company and all Subsidiaries, except to the extent that the Committee provides otherwise in an agreement evidencing an Incentive Award at the time of grant or determines pursuant to Section 12.3 of the Plan.

      12.1 Termination Due to Death, Disability or Retirement. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

      (a) All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of twelve months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate.

      (b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

      (c) All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.

      12.2 Termination for Reasons Other than Death, Disability or Retirement. Subject to Section 12.4 of the Plan, in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary):

      (a) All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

      (b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

      (c) All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.

      12.3 Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 12, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), except as provided in clause (ii), below, cause Options or Stock Appreciation Rights (or any part thereof) then held by such Participant to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, Stock Unit Awards, Performance Awards or Stock Bonuses then held by such Participant to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; and (ii) any such action adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of the Plan).

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      12.4 Effects of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.4 of the Plan, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option, the vesting of any Restricted Stock Award or the payment of any Stock Unit Award, Performance Award or Stock Bonus for a period of up to ninety (90) days in order for the Committee to make any determination as to the existence of Cause.

      12.5 Determination of Termination of Employment or Other Service.

      (a) The change in a Participant’s status from that of an employee of the Company or any Subsidiary to that of a non-employee consultant, director or advisor of the Company or any Subsidiary will, for purposes of the Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

      (b) The change in a Participant’s status from that of a non-employee consultant, director or advisor of the Company or any Subsidiary to that of an employee of the Company or any Subsidiary will not, for purposes of the Plan, be deemed to result in a termination of such Participant’s service as a non-employee consultant, director or advisor with the Company and its Subsidiaries, and such Participant will thereafter be deemed to be an employee of the Company or its Subsidiaries until such Participant’s employment or service is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a), above).

      (c) Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code.

      12.6 Breach of Employment, Service, Confidentiality, Non-Compete or Non-Solicitation Agreements. Notwithstanding anything in the Plan to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that a Participant materially breaches the terms of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary (including an employment, service, confidentiality, non-compete or non-solicitation agreement made in connection with the grant of an Incentive Award), whether such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may require the Participant to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Participant in connection with any Incentive Awards or any shares issued upon the exercise or vesting of any Incentive Awards.

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13. Payment of Withholding Taxes.

      13.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. Shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award that gives rise to the tax withholding obligation that are withheld for purposes of satisfying the Participant’s withholding or employment-related tax obligation will be valued at their Fair Market Value on the Tax Date.

      13.2 Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 13.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

14. Change in Control.

      14.1 Definition of Change in Control. A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred For purposes of this Section 14.1, a “Change in Control” of the Company will mean (a) the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by the Company, (b) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors, or (c) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of the Plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan will, for purposes of this clause (ii), be considered as though such persons were a member of the Board on the effective date of the Plan.

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      14.2 Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms, regardless of whether the Participants to whom such Options or Stock Appreciation Rights have been granted remain in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) all outstanding Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

      14.3 Cash Payment. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that: (i) some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options (or, in the event that there is no excess, that such Options will be terminated); and (ii) some or all Participants holding Performance Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Awards, as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company.

      14.4 Limitation on Change in Control Payments. Notwithstanding anything in Section 14.2 or 14.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 14.2 of the Plan or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 14.3 of the Plan (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 14.2 or 14.3 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction shall be made only if the aggregate amount of the payments after such reduction exceeds the difference between (A) the amount of such payments absent such reduction minus (B) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which “payments” will be reduced, that such “payments” will not be reduced or that such “payments” will be “grossed up” for tax purposes), then this Section 14.4 will not apply, and any “payments” to a Participant pursuant to Section 14.2 or 14.3 of the Plan will be treated as “payments” arising under such separate agreement.

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15. Rights of Eligible Recipients and Participants; Transferability.

      15.1 Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

      15.2 Rights as a Stockholder; Dividends. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan or otherwise provided by the Committee, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under Incentive Awards denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to holders of Common Stock prior to the payment of, or issuance of shares of Common Stock under, such Incentive Awards. In its discretion, the Committee may provide in an agreement evidencing an Incentive Award that the Participant will be entitled to receive dividend equivalents, in the form of a cash credit to an account for the benefit of the Participant, for any such dividends and distributions. The terms of any rights to dividend equivalents will be determined by the Committee and set forth in the agreement evidencing the Incentive Award, including the time and form of payment and whether such equivalents will be credited with interest or deemed to be reinvested in Common Stock; provided, however, that dividend equivalents in respect of Options and Stock Appreciation Rights will only be paid out in cash.

      15.3 Restrictions on Transfer.

      (a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting or issuance (in the case of Restricted Stock Awards and Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

      (b) A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

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      (c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

      15.4 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

16. Securities Law and Other Restrictions.

      Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

17. Performance-Based Compensation Provisions.

      The Committee, when it is comprised solely of two or more outside directors meeting the requirements of Section 162(m) of the Code (“Section 162(m)”), in its sole discretion, may designate whether any Incentive Awards are intended to be “performance-based compensation” within the meaning of Section 162(m). Any Incentive Awards so designated will, to the extent required by Section 162(m), be conditioned upon the achievement of one or more Performance Criteria, and such Performance Criteria will be established by the Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) giving due regard to the disparate treatment under Section 162(m) of Options and Stock Appreciation Rights (where compensation is determined based solely on an increase in the value of the underlying stock after the date of grant or award), as compared to other forms of compensation, including Restricted Stock Awards, Stock Unit Awards and Performance Awards. The Committee shall also certify in writing that such Performance Criteria have been met prior to payment of compensation to the extent required by Section 162(m).

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18. Compliance with Section 409A.

      It is intended that the Plan and all Incentive Awards hereunder be administered in a manner that will comply with the requirements of Section 409A of the Code, including any exceptions to such requirements. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code (including any transition or grandfather rules relating thereto). Notwithstanding anything in this Section 18 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, no amendment to or payment under such Incentive Award will be made unless permitted under Section 409A and the regulations or rulings issued thereunder.

19. Plan Amendment, Modification and Termination.

      The Board may suspend or terminate the Plan or any portion thereof at any time. In addition to the authority of the Committee to amend the Plan under Section 3.2(e) of the Plan, the Board may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or Section 162(m) of the Code or the rules of the New York Stock Exchange (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded); or (ii) such amendment seeks to increase the number of shares authorized for issuance hereunder (other than by virtue of an adjustment under Section 4.3 of the Plan) or to modify Section 3.2(d) of the Plan. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of the Plan.

20. Effective Date and Duration of the Plan.

      The Plan will be effective as of the date on which the Plan is initially approved by the Company’s stockholders (the “Effective Date”). The Plan will terminate at midnight on the day before the tenth (10th) anniversary of the Effective Date, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, earned or become free of restrictions, according to their terms.

21. Miscellaneous.

      21.1 Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

      21.2 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

      21.3 Construction. Wherever possible, each provision of the Plan and any agreement evidencing an Incentive Award granted under the Plan will be interpreted so that it is valid under the applicable law. If any provision of the Plan or any agreement evidencing an Incentive Award granted under the Plan is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of the Plan and the Incentive Award agreement also will continue to be valid, and the entire Plan and Incentive Award agreement will continue to be valid in other jurisdictions.

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APPENDIX C

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

     Section 1. Purpose. This Employee Stock Purchase Plan (the “Plan”) is intended to advance the interests of Northern Technologies International Corporation, a Delaware corporation (“the Company”), and its stockholders by providing Employees of the Company and its Designated Subsidiaries with opportunities to acquire shares of the Company’s Common Stock on favorable terms through payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and will be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

     Section 2. Definitions.

     (a) “Board” means the Board of Directors of the Company.

     (b) “Common Stock” means the common stock, par value $0.02 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 13 of the Plan.

     (c) “Committee” means the entity administering the Plan, as provided in Section 3 below.

     (d) “Compensation” means regular straight-time earnings and commissions that are included in regular compensation, including amounts that would have constituted compensation but for a Participant’s election to defer or reduce compensation pursuant to any deferred compensation, cafeteria, capital accumulation or any other similar plan of the Company, and including all other amounts such as amounts attributable to overtime, shift premium, incentive compensation and bonuses (except to the extent that the exclusion of any such item is specifically directed by the Committee), determined in a manner consistent with the requirements of Section 423 of the Code.

     (e) “Designated Subsidiary” means a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

     (f) “Employee” means any person, including an officer, who is employed by the Company or one of its Designated Subsidiaries and has been so employed for at least six (6) months prior to the commencement of an offering period.

     (g) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (h) “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the closing sale price of the Common Stock as of such date at the end of the regular trading session, as reported on the American Stock Exchange or on any national exchange (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on the American Stock Exchange or any national exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the NASDAQ Capital Market, Over-the-Counter Bulletin Board or the Pink Sheets, LLC, or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in its sole discretion in a manner acceptable under Section 423 of the Code.

     (i) “Offering” means any of the offerings to Participants of options to purchase Common Stock under the Plan, as described in Section 5 below.

     (j) “Offering Date” means the first day of the period of an Offering under the Plan, as described in Section 5 below.

     (k) “Option Price” is defined in Section 8 below.

     (l) “Participant” means an eligible Employee who elects to participate in the Plan pursuant to Section 6 below.

     (m) “Securities Act” means the Securities Act of 1933, as amended.

     (n) “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

     (o) “Purchase Date” means the last day of the period of an Offering under the Plan, as described in Section 5 below.

     Section 3. Administration. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a committee (the “Committee”) consisting solely of not less than two members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. Such a committee, if established, will act by majority approval of the members (but may also take action with the written consent of all the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Participants who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

     Section 4. Eligibility.

     (a) With respect to an Offering, any Employee employed by the Company or a Designated Subsidiary on the Offering Date shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Code.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

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     (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or

     (ii) the amount of payroll deductions that the Employee has elected to have withheld under such option (pursuant to Section 7 below) would permit the Employee to purchase shares of Common Stock under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate that exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     Section 5. Offerings. Options to purchase shares of Common Stock shall be offered to Participants under the Plan through a continuous series of Offerings, each continuing for six months and each of which shall commence on September 1 and March 1 of each year, as the case may be, and shall terminate on February 28 or 29th (as the case may be) and August 31 of such year, as the case may be; provided, however, that the first Offering under the Plan shall have an Offering Date and Purchase Date as determined by the Committee in its sole discretion. Offerings under the Plan shall continue until either (a) the Committee decides, in its sole discretion, that no further Offerings shall be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all eligible Employees, or (b) the Plan is terminated under Section 20 below. Notwithstanding the foregoing, and without limiting the authority of the Committee under Section 3, 13(b) and 17 of the Plan, the Committee, in its sole discretion, may (a) accelerate the Purchase Date of the then current Offering and provide for the exercise of options thereunder by Participants in accordance with Section 9 of the Plan, or (b) accelerate the Purchase Date of the then current Offering and provide that all payroll deductions credited to the accounts of Participants will be paid to Participants as soon as practicable after such Purchase Date and that all options for such Offering will automatically be canceled and will no longer be exercisable, if such change is announced at least five (5) days prior to the newly scheduled Purchase Date.

     Section 6. Participation.

     (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company (the “Participation Form”) and filing the Participation Form with the Company’s Human Resources Department or the stock brokerage or other financial services firm designated by the Company (“Designated Broker”) not less than five (5) days before the Offering Date of the first Offering in which the Participant wishes to participate.

     (b) Except as provided in Section 7(a) below, payroll deductions for a Participant shall begin with the first payroll following the applicable Offering Date, and shall continue until the termination date of the Plan, subject to earlier termination by the Participant as provided in Section 11 below or increases or decreases by the Participant in the amount of payroll deductions as provided in Section 7(c) below.

     Section 7. Payroll Deductions.

     (a) By completing and filing a Participation Form, a Participant shall elect to have payroll deductions made from the Participant’s total Compensation (in whole percentages from 1% to a maximum of 15% of the Participant’s total Compensation) on each payday during the time he or she is a Participant in the Plan in such amount as he or she shall designate on the Participation Form; provided, however, that no Participant’s payroll deductions shall be less than $10.00 per pay period.

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     (b) All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant. The monies represented by such account shall be held as part of the Company’s general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such monies. A Participant may not make any separate cash payment or contribution to such account.

     (c) No increases or decreases of the amount of payroll deductions for a Participant may be made during an Offering. A Participant may increase or decrease the amount of the Participant’s payroll deductions under the Plan for subsequent Offerings by completing an amended Participation Form and filing it with the Company’s Human Resources Department or Designated Broker not less than five (5) days prior to the Offering Date as of which such increase or decrease is to be effective.

     (d) A Participant may discontinue the Participant’s participation in the Plan at any time as provided in Section 11 below.

     Section 8. Grant of Option. On each Offering Date, each eligible Employee who is then a Participant shall be granted (by operation of the Plan) an option to purchase as many full and fractional shares of Common Stock at the Option Price as he or she will be able to purchase with the payroll deductions credited to the Participant’s account during the Participant’s participation in the Offering beginning on such Offering Date. Notwithstanding the foregoing, in no event may the number of shares purchased by any Employee during an Offering exceed 2,000 shares of Common Stock. The option price per share of such shares (the “Option Price”) shall be equal to the lesser of: (a) 90% of the Fair Market Value of one share of Common Stock on the Offering Date or (b) 90% of the Fair Market Value of one share of Common Stock on the Purchase Date.

     Section 9. Exercise of Option.

     (a) Unless a Participant gives written notice to the Company as provided in Section 9(d) below or withdraws from the Plan pursuant to Section 11 below, the Participant’s option for the purchase of shares of Common Stock granted for an Offering will be exercised automatically at the Purchase Date of such Offering for the purchase of the number of full and fractional shares of Common Stock that the accumulated payroll deductions in the Participant’s account on such Purchase Date will purchase at the applicable Option Price.

     (b) A Participant may purchase full and fractional shares in connection with the automatic exercise of an option granted for any Offering. The purchase of such fractional shares will be calculated to the 3rd decimal place.

     (c) No Participant (or any person claiming through such Participant) shall have any interest in any Common Stock subject to an option under the Plan until such option has been exercised, at which point such interest shall be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery or credit of such Common Stock in accordance with Section 10 below. During the Participant’s lifetime, a Participant’s option to purchase shares of Common Stock under the Plan is exercisable only by the Participant.

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     (d) By written notice to the Company prior to the Purchase Date of any Offering, a Participant may elect, effective on such Purchase Date to withdraw all of the accumulated payroll deductions in the Participant’s account as of the Purchase Date (which withdrawal may, but need not, also constitute a notice of termination and withdrawal pursuant to Section 11(a)).

     Section 10. Delivery.

     (a) Except as provided in paragraph (b) below, as promptly as practicable after the Purchase Date of each Offering, the Company will deliver to each Participant, as appropriate, either:

     (i) a statement representing the shares of Common Stock purchased upon exercise of the Participant’s option granted for such Offering, registered in the name of the Participant or, if the Participant so directs on the Participant’s Participation Form, in the names of the Participant and the Participant’s spouse; or

     (ii) if the Participant makes an election pursuant to Section 9(d) for the Offering, a cash payment equal to the total of the payroll deductions credited to the Participant’s account.

     (b) Shares will be held for the benefit of the Participants in accordance with their respective interests, and will deliver a statement of account to each Participant indicating the number of shares of Common Stock purchased by that Participant in connection with that Offering. In the event shares are held for the benefit of Participants, all shares purchased and fractional shares deemed to have been purchased by a Participant in an Offering and in any subsequent Offerings will accumulate for the benefit of the Participant until the Participant’s withdrawal or termination pursuant to Section 11.

     Section 11. Withdrawal; Termination of Employment.

     (a) A Participant may terminate the Participant’s participation in the Plan and withdraw all, but not less than all, the payroll deductions credited to the Participant’s account under the Plan at any time prior to the Purchase Date of an Offering, for such Offering, by giving written notice to the Company’s Human Resources Department or Designated Broker no later than five (5) days prior to the end of the offering period. Such notice shall state that the Participant wishes to terminate the Participant’s involvement in the Plan, specify a termination date and request the withdrawal of all of the Participant’s payroll deductions held under the Plan. All of the Participant’s payroll deductions credited to the Participant’s account will be paid to the Participant as soon as practicable after the termination date specified in the notice of termination and withdrawal (or, if no such date is specified, as soon as practical after receipt of the Participant’s notice of termination and withdrawal), and the Participant’s option for such Offering will be automatically canceled, and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering or for any subsequent Offering, except in accordance with a new Participation Form filed pursuant to Section 6 above.

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     (b) Upon termination of a Participant’s employment for any reason, including retirement or death, the payroll deductions accumulated in the Participant’s account will be returned to the Participant as soon as practicable after such termination or, in the case of the Participant’s death, to the person or persons entitled thereto under Section 14 below, and the Participant’s option will be automatically canceled. In the event that shares are held for the benefit of Participants pursuant to Section 10(b), then upon the termination of a Participant’s employment for any reason, including retirement or death, the Participant, or, in the case of death, the Participant’s designated beneficiary (if allowed by the Committee) or the executor or administrator of the Participant’s estate will be entitled to receive, a certificate representing the number of full shares of Common Stock held for the benefit of the Participant plus cash in an amount equal to the Fair Market Value of any remaining fractional share deemed to have been purchased. In any event, Fair Market Value will be determined as of such termination and such certificate will be delivered and such amounts paid as soon thereafter as practicable. For purposes of the Plan, the termination date of employment shall be the Participant’s last date of actual employment and shall not include any period during which such Participant receives any severance payments. A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or absence or leave approved by the Company, shall not be deemed a termination of employment under this Section 11(b).

     (c) A Participant’s termination and withdrawal pursuant to Section 11(a) above will not have any effect upon the Participant’s eligibility to participate in a subsequent Offering by completing and filing a new Participation Form pursuant to Section 6 above or in any similar plan that may hereafter be adopted by the Company.

     Section 12. Interest. No interest shall accrue on a Participant’s payroll deductions under the Plan.

     Section 13. Stock Subject to the Plan.

     (a) The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 100,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 13(b) below. The shares to be sold to Participants under the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued. If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to Section 8 above on any Purchase Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and shall return any excess funds accumulated in each Participant’s account as soon as practicable after the Purchase Date of such Offering.

     (b) In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to, and the exercise price of, outstanding options.

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     (c) In the event that Participants are deemed to have purchased fractional shares of Common Stock pursuant to Section 9(b), the aggregate of such fractional share interests at any given time will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that any fractional shares that are paid out to a Participant in cash pursuant to Section 11 will automatically again become available for issuance under the Plan.

     Section 14. Designation of Beneficiary.

     (a) In the discretion of the Committee, a Participant may file written designation of a beneficiary who is to receive shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death at a time when cash or shares of Common Stock are held for the Participant’s account.

     (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant; or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     Section 15. Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 above) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11(a) above.

     Section 16. Share Transfer Restrictions.

     (a) Shares of Common Stock shall not be issued under the Plan unless such issuance is either registered under the Securities Act and applicable state securities laws or is exempt from such registration.

     (b) Shares of Common Stock issued under the Plan may not be sold, assigned, transferred, pledged encumbered, or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws, or pursuant to exemptions from such registration.

     (c) The Company may condition the issuance, sale or transfer of shares of Common Stock upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

     Section 17. Amendment. The Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, Section 423 of the Code; provided, however, that no such amendment shall be effective, without approval of the stockholders of the Company, if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule, the rules of any stock exchange or NASDAQ if the Common Stock is then listed on such exchange or NASDAQ or similar regulatory body, or Section 423 of the Code.

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     Section 18. Notices. All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received by the Chief Financial Officer of the Company or by any other person designated by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

     Section 19. No Right to Employment. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Designated Subsidiary to terminate the employment of any Employee or Participant at any time, nor confer upon any Employee or Participant any right to continue in the employ of the Company or any Designated Subsidiary.

     Section 20. Effective Date of Plan; Termination. The Plan shall be effective as of November 17, 2006, the date it was adopted by the Board. The Plan has been adopted by the Board subject to stockholder approval, and prior to stockholder approval shares of Common Stock may be issued under the Plan subject to such approval. The Board may terminate or suspend the Plan or the granting of options pursuant to the Plan at any time. No option will be granted after termination of the Plan.

     Section 21. Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

     Section 22. Miscellaneous. The headings to Sections in the Plan have been included for convenience of reference only. Except as otherwise expressly indicated, all references to Sections in the Plan shall be to Sections of the Plan.

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

Payroll Deduction Authorization Form And Subscription Agreement

_____	Original Application
_____	Change in Payroll Deduction Amount

1.	_______________________________________ hereby elects to participate in the Northern Technologies International Corporation Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock (the “Shares”) according to this Agreement and the Plan.

2.	I hereby authorize payroll deductions, beginning ____________, 20__, from each paycheck in the amount of $_______________ (may not exceed 15% of total compensation on each payday) in accordance with the Plan.

3.	I understand that such payroll deductions will be accumulated to purchase shares according to the Plan, and that shares will be purchased for me automatically at the end of each offering period under the Plan unless I withdraw my accumulated payroll deductions, withdraw from the Plan, or both, by giving written notice to the Company prior to the end of the offering period, as provided in the Plan.

4.	Shares purchased for me under the Plan should be issued or held in an account in the name(s) of:

___________________________________________________
(name(s))

___________________________________________________
(address)

___________________________________________________
(social security number)

5.	I understand that if I dispose of any shares I receive under the Plan within two years after the first day of the offering period during which I purchased the shares, I may be treated for U.S. federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the date purchased over the option price paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. This dollar amount will be reflected on your W2 form that you will receive from Northern Technologies, Inc. However, if I dispose of any such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for U.S. federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the amount paid for the shares under the option, or (b) the excess of the fair market value of the shares on the first day of the offering period during which I purchased such shares over the option price. The remainder of the gain, if any, recognized on such disposition will be taxed at capital gains rates. the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the amount paid for the shares under the option, or (b) the excess of the fair market value of the shares on the first day of the offering period during which I purchased such shares over the option price. The remainder of the gain, if any, recognized on such disposition will be taxed at capital gains rates.

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6.	I have read the current prospectus for the Northern Technologies International Corporation Employee Stock Purchase Plan.

7.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and Shares due me under the Plan:

Name (Please Print)
	First	Middle	Last

Relationship

Address

Name (Please Print)
	First	Middle	Last

Relationship

Address

Date:
Signature of Employee

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APPENDIX

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION
4201 WOODLAND ROAD, P.O. BOX 69
CIRCLE PINES, MN 55014

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northern Technologies lnternational Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NRTHN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 1, 2, 3 and 4.
			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ___________________________________
1.	Election of Directors:		All	All	Except
	01) Pierre Chenu 02) G. Patrick Lynch 03) Dr. Donal A. Kubik 04) Mark J. Stone 05) Dr. Sunggyu Lee	06) Dr. Ramani Narayan 07) Mark M. Mayers 08) Barry Rosenbaum	☐	☐	☐
						For	Against	Abstain

2.	Approve the Northern Technologies lnternational Corporation 2007 Stock Incentive Plan.					☐	☐	☐

3.	Approve the Northern Technologies lnternational Corporation Employee Stock Purchase Plan.					☐	☐	☐

4.	Approve the appointment of Virchow Krause & Company LLP as independent registered public accounting firm for the fiscal year ending August 31. 2007.					☐	☐	☐

5.	Transact such other business as may properly come before the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.		☐

PLEASE SIGN exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
January 23, 2007

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby appoints Pierre Chenu and Donald A. Kubik, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Northern Technologies International Corporation that the undersigned is entitled to vote at The Annual Meeting of Stockholders of Northern Technologies International Corporation, a Delaware corporation (the “Company”), to be held at Northern Technologies lnternational Corporation Headquarters, 4201 Woodland Road, Circle Pines, Minnesota 55014, beginning at 4:00 p.m. local time, on Tuesday, January 23, 2007, for the purposes stated on the reverse side, and any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS AND FOR THE APPROVAL OF PROPOSALS 2, 3 AND 4 AND, IN THE DISCRETION OF THE PROXY HOLDER, ON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE